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                                                           [GOVERNOR FUNDS LOGO]






                                 ANNUAL REPORT

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                                 JUNE 30, 1999
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                                                           www.governorfunds.com
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                                                                  Governor Funds
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Dear Governor Fund Shareholder:

We are pleased to present this annual report for the Governor Funds, a mutual fund family comprised of twelve funds designed to provide investment solutions to everyday investors. The Governor Funds include eight funds converted from the KeyPremier Funds--a proprietary fund group previously advised by a Keystone Financial affiliate--and four new funds. The report covers the 12-month period ended June 30, 1999.

Global financial markets were volatile during the period. Early on, economic setbacks in Asia, Russia and Latin America led to fears of a U.S. economic slowdown and global liquidity problems. Those concerns eased after a series of interest rate cuts by the Federal Reserve Board (the Fed). Early in 1999, some investors worried about the potential for inflation. Those fears led to rising interest rates. The Fed addressed those concerns in late June by raising the federal funds rate.

The period also witnessed some remarkable turnarounds in various markets and sectors. Late in the period, small-company shares, cyclicals and other value stocks performed well. The red-hot Internet sector cooled down considerably. European markets lost steam, but the depressed Japanese stock market rebounded.

The Governor Funds continued to pursue long-term values consistent with their investment goals. That approach led to strong returns for funds such as the Emerging Growth Fund, which returned 20.74% from its inception on July 1, 1998.

Meanwhile, changes in the financial markets once again highlighted the importance of diversification. Four new Governor Funds will help investors pursue that goal. The International Equity Fund invests in a diversified portfolio of non-U.S. equity securities, offering investors exposure to some of the world's best investment opportunities.

Three new Lifestyle Funds provide investors with the opportunity to assemble a diversified portfolio appropriate for their investment objectives and risk tolerance. Each Lifestyle Fund invests its assets in other Governor Funds. For example, the Lifestyle Conservative Growth Fund currently invests up to 30% of its assets in money market funds, 30% to 60% in fixed-income funds and 10% to 40% in equity funds. The Lifestyle Moderate Growth Fund takes a more aggressive approach, and the Lifestyle Growth Fund is more aggressive still.

The following pages include remarks from the portfolio managers of the Governor Funds. Robert Andres and William Martindale, managing principals of Martindale Andres & Company, Inc., and Thomas McGarrity, executive director of Brinson Partners, Inc., offer overviews of the economic and financial factors that influenced their investment decisions during the past year. In addition, portfolio managers of each fund offer their perspectives on the Fund's strategies and performances. Finally, you will find a schedule of each Fund's holdings, with financial highlights and statements. The information should help you to understand the role each Fund can play in your investment portfolio.

Thank you for your investment in the Governor Funds. Please feel free to contact the Funds at (800) 766-3960 or your investment representative with questions or comments.

Sincerely,

/s/ Robert E. Leech
Robert E. Leech

Chairman of the Governor Funds
This material is authorized for distribution only when preceded or accompanied by a prospectus. Governors Group Advisors, Inc., a Keystone Financial affiliate, serves as the investment advisor. Martindale Andres & Company, Inc. is the sub-advisor for all the funds, except the International Equity Fund, which is sub-advised by Brinson Partners, Inc. The Funds are distributed by BISYS Fund Services Limited Partnership. Mutual funds are NOT FDIC INSURED and are not insured by any other government agency or by the U.S. Government. Shares of the Funds are not bank deposits or obligations of or guaranteed by Keystone Bank, its parent company or its affiliates. The Funds are subject to investment risks, including possible loss of principal, and there can be no assurance that the money market funds will be able to maintain a stable net asset value of $1.00 per share. There is no bank guarantee, and shares of the Funds may lose value.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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Dear Governor Fund Shareholder:

We are pleased to send you this annual report for the year ended June 30, 1999. The period was marked by strong performance by the U.S. stock market, mixed results from foreign markets and currencies, and volatility in the bond market. The U.S. economy continued to grow at a moderate pace; corporations posted healthy earnings; and inflation and interest rates remained low.

Large-company stocks, as measured by the Standard & Poor's 500 Index,(1) gained 22.76% during the period, while the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index(2) gained 7.42%. The Russell 2000 Index(3) of small-company shares posted a 1.50% return. However, those gains did not come without risk. Stocks suffered losses early in the period as investors worried that the spreading effects of the Asian financial crisis would create a global credit crunch and hurt U.S. corporate profits. The S&P 500 Index fell by roughly 10% in the third quarter of 1998; the MSCI EAFE Index dropped nearly 15%; and the Russell 2000 Index declined 20%.

Investors were reassured during the fourth quarter of 1998 by evidence that global market problems had not affected the U.S. economy significantly. The Fed also added liquidity to the market by cutting short-term interest rates three times. The S&P 500 and the Russell 2000 posted strong gains during the fourth quarter, gaining 21.40% and 16.30%, respectively.

New concerns surfaced in the second half of the 12-month period. Specifically, investors worried that stronger-than-expected economic growth would lead to higher inflation and force the Fed to raise rates (in fact, the Fed eventually did raise rates late in the period). Investors initially favored shares of large, blue-chip companies in that environment: The S&P 500 gained 4.98% during the first quarter of 1999, versus a 5.4% loss for the Russell 2000.

However, investors began to look beyond the largest firms during the second quarter of 1999, resulting in strong performance for small- and mid-cap shares, as well as for value-oriented, cyclical stocks. The second quarter of 1999 marked the first time since the third quarter of 1997 that small-company shares--which gained 15.50%--outperformed large-company stocks. We believe that this "broadening out" of the market resulted from several factors. For one, signs of robust economic growth with low inflation increased investor confidence in the earning power of "value" companies, which include many cyclical firms. Also, several large growth companies, including Gillette and Coca-Cola, posted disappointing earnings. That, in turn, caused investors to worry about the high valuations attached to large-cap growth stocks.

Many of the same themes played out in the major foreign equity markets as in the United States. Fears about the possible global credit crunch brought stock prices down considerably during the third quarter of 1998. Concerns were eased by the Fed's actions, and stock markets around the world rallied 30% to 40% over the subsequent three quarters. Growth stocks led the way in 1998, while value stocks have outperformed so far in 1999. The currency markets were strong in the second half of 1998, driven by Euro euphoria leading into the EMU currency conversion on January 1, 1999, and Japanese economic stimulus announcements causing upward-moving Japanese interest rates and an extremely strong yen as a result. The reverse has been true so far in 1999 as weak economic results in Europe have turned Euro euphoria to depression. The yen has weakened and Japanese interest rates have fallen somewhat.

Sentiment in the fixed-income market went from extreme bullishness to bearishness during the period. Yields on Treasury bonds (which move in the opposite direction of bond prices) fell early in the period, as global uncertainty and possible signs of deflation caused investors to flock to the safety and liquidity of Treasuries. During the fourth quarter of 1998, long-term rates fell to their lowest level in 30 years.
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
MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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However, yields rose during the second half of the period, as continued strong economic growth caused investors to worry that the Fed would raise rates to prevent a spike in inflation. The Fed finally raised the federal funds rate by 25 basis points (0.25%) at the end of June.

As equity markets continue to post record gains, it is important that investors maintain reasonable long-term expectations. The stock market's long-term annual gains have been around 8% to 10% during 1998 and 1999, significantly lower than the returns we have experienced in recent years.

Uncertainty regarding inflation has caused some volatility in the fixed-income markets. However, we believe that interest rates will be fairly stable during the coming months. After five months of price erosion, bonds are somewhat undervalued at current levels, and most sectors of the investment-grade bond market offer attractive values.

Finally, the recent strong showing by value stocks and small-company shares reminds us that it is extremely difficult to predict which asset classes will perform well during a given period. Fortunately, it's not necessary to do so. Instead, investors can build and maintain well-diversified portfolios that offer exposure to large- and small-company shares, international investments, bonds and cash. Such a mix will rarely, if ever, match the returns of the market's hottest sectors, but it will sharply reduce investment risk while allowing investors to pursue their financial goals.

Sincerely,

/s/ Robert P. Andres
Robert P. Andres
Managing Principal, Fixed Income Investments
Martindale Andres & Company

/s/ William C. Martindale Jr.
William C. Martindale
Managing Principal, Equity Investments
Martindale Andres & Company

/s/ Thomas C. McGarity
Thomas C. McGarrity
Executive Director

Brinson Partners, Inc.

(1)The Standard & Poor's 500 Index is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

(2)The Morgan Stanley Capital International Europe, Australia and Far East (MSCI
   EAFE) Index is an unmanaged index that is generally composed of 20 European and Pacific Basin countries and weighted by market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

(3)The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
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
MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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THE GOVERNOR ESTABLISHED GROWTH FUND(+)

Q. HOW DID THE ESTABLISHED GROWTH FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX DURING THE 12 MONTHS ENDING JUNE 30, 1999?

 A. The Established Growth Fund was up 16.20% (without sales load)+ for the period, versus a 22.76% return for the Standard & Poor's 500 Index. Investors were concerned about economic troubles in Asia, Latin America and Eastern Europe and therefore fled to shares of high-quality companies. Consequently, a handful of the largest securities that constitute the S&P 500 had big gains, while the average stock underperformed on a relative basis. Since the Fund focuses on the smaller companies within the large capitalization universe, this trend adversely impacted performance.

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE DURING THE PERIOD?

 A. The American economy stayed strong during the Asian and Latin American financial crises late last summer, but most securities were very volatile. Toward the end of 1998 and into the first quarter of 1999, stocks of large-capitalization companies did much better than those of small-cap firms. The market subsequently broadened somewhat, and small-company stocks outperformed shares of larger firms. The severity of the autumn 1998 downturn provided opportunities to accumulate a variety of good stocks at relatively low prices.

Q. IN WHAT KINDS OF STOCKS OR SECTORS DID YOU FIND OPPORTUNITIES?

 A. Many stocks contributed positively to the Fund's performance. Such shares included technology stocks such as Sun Microsystems (2.6% of the portfolio) and America Online (1.7%). During the period we dramatically reduced the Fund's large position in AOL because its valuation seemed unduly high. Consumer stocks such as Gap Stores (2.9% of the portfolio) and telecommunications firms such as Sprint (3.5%) and Motorola (1.8%) also were strong contributors to the Fund's gains. Some individual stocks disappointed us: Unifi Corp. (2.0% of the portfolio), Compaq (0.9%) and pharmaceutical firm AstraZeneca (0.4%) negatively impacted the Fund's relative performance. Although we reduced our holdings in these stocks, we did not eliminate them entirely from the portfolio in part because their lower prices greatly reduced risk. We established new positions in Centocor (1.3% of the portfolio), a developer of biotechnology-related health care products, and Nortel Networks (1.0%), which provides services for networking.*

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We think the stock market will continue to do well in a benign inflationary environment as long as economies around the world stabilize and begin to record modest growth. We do not expect the returns of large-cap shares to rival those of last year. As a result, we are optimistic about prospects for small- and mid-cap shares. And, we will continue to seek out well-managed growth companies that can be purchased at reasonable valuations.

(+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

*The Fund's portfolio composition is subject to change.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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 THE GOVERNOR ESTABLISHED GROWTH FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
 ------------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
One Year                           16.20%    10.99%
Two Years                          21.92%    19.17%
Three Years                        23.80%    21.93%
Life of Fund (Inception 1/1/95)    26.94%    25.64%

 *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
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[Established Growth Fund Performance Graph]

                                                                  THE GOVERNOR ESTABLISHED         STANDARD & POOR'S COMPOSITE
                                                                        GROWTH FUND+                   INDEX OF 500 STOCKS
                                                                  ------------------------         ---------------------------
1/1/95                                                                      9550                              10000
6/30/95                                                                    11605                              12015
6/30/96                                                                    14699                              15144
6/30/97                                                                    18763                              20393
6/30/98                                                                    24002                              26553
6/30/99                                                                    27890                              32596

The Fund's performance is compared to the Standard & Poor's 500 Index, which is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(+)The quoted performance of the Governor Established Growth Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Martindale Andres & Company, Inc., for periods dating back to 1/1/95 and prior to the Established Growth Fund's commencement of operations on 12/2/96, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

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                                       -5-

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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THE GOVERNOR AGGRESSIVE GROWTH FUND(+)

Q. HOW DID THE AGGRESSIVE GROWTH FUND PERFORM FOR THE 12 MONTHS ENDED JUNE 30, 1999?

 A. The Aggressive Growth Fund delivered a return of 9.24% (without sales load)(1) for the period. Its benchmark, the Russell 2000 Index, returned 1.50% for the same period.

Q. WHAT WERE THE MARKET CONDITIONS FOR SMALL-COMPANY STOCKS?

 A. The liquidity crisis of 1998 greatly dampened returns for small- and mid-cap stocks in the first half of the period. That underperformance created a significant valuation gap between large- and small-company shares. As the economy showed signs of sustainable uninterrupted growth for fiscal 1999, investors were less willing to pay premiums for large capitalization growth companies. As a result, the market broadened, and small-company, value-oriented stocks enjoyed a rally in the second half of this year, when investors sought to take advantage of the large valuation gap. Despite that rally, however, small- and mid-cap stocks underperformed large-cap stocks for the year.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT? IN WHAT STOCKS OR SECTORS DID YOU FIND OPPORTUNITIES?

 A. We typically maintain a fully invested portfolio. No less than 94.8% of the Fund's assets were invested at any given time despite the turmoil in the small-cap market. That said, we kept a little more cash than normal for portions of the period, which helped the Fund's performance. We took advantage of this valuation disparity by targeting small capitalization companies that not only have excellent growth prospects in 1999, but are also well positioned to sustain high rates of growth into the next decade.*

    The Fund benefited from investments in technology shares such as VISX (3.6% of the portfolio), which makes laser vision-correction equipment. Affiliated Computer (3.6%), a provider of technology services to private sector firms and government departments, was another strong contributor.*

    We liquidated the Fund's holdings in FingerHut, the discount retailer, in part because its valuation increased. We eliminated the Fund's holdings in Netscape (later bought by America Online); it simply became too large a stock for a small- to mid-cap fund. We sold the Fund's holdings in Integrated Circuits, and we reduced the Fund's significant weighting in Compuware (4.6%). We established holdings in Transaction Network (1.9%), a communications company that specializes in transaction-oriented data services, and Security Dynamics Technologies (0.8% at the end of the period), a firm that provides products and services for e-commerce security.*

Q. WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. Looking ahead, if the economic and interest rate environment are relatively stable, we believe investors will continue to focus on companies with strong earnings prospects without regard to market capitalization. As a result, we will continue to pursue growth at a reasonable price. Also, we will seek to keep turnover low, while maintaining adequate diversification among shares of strong companies. In our opinion, small- and mid-cap stocks are significantly undervalued relative to large-company shares. Now that liquidity fears have subsided, that significant valuation gap should narrow. As a result, we expect the market will continue to broaden, resulting in better valuations for small-to mid-cap companies.

(+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

*The Fund's portfolio composition is subject to change.
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
MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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 THE GOVERNOR AGGRESSIVE GROWTH FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
 ------------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
One Year                            9.24%     4.31%
Two Years                          10.97%     8.46%
Three Years                        12.49%    10.77%
Life of Fund (Inception 7/1/94)    16.68%    15.59%

 *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
[Aggressive Growth Fund Performance Graph]

                                                                  THE GOVERNOR AGGRESSIVE
                                                                        GROWTH FUND(1)                THE RUSSELL 2000 INDEX
                                                                  -----------------------             ----------------------
7/1/94                                                                      9550                              10000
6/30/95                                                                    11520                              12007
6/30/96                                                                    14493                              14875
6/30/97                                                                    16752                              17304
6/30/98                                                                    18884                              20160
6/30/99                                                                    20629                              20462

The Fund's performance is compared to the Russell 2000 Index, which is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(1)The quoted performance of the Governor Aggressive Growth Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Martindale Andres & Company, Inc. for periods dating back to 7/1/94 and prior to the Aggressive Growth Fund's commencement of operations on 2/3/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

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                                       -7-

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR EMERGING GROWTH FUND(+)

Q. HOW DID THE EMERGING GROWTH FUND PERFORM RELATIVE TO ITS INDEX DURING THE 12-MONTH PERIOD BETWEEN JULY 1, 1998, AND JUNE 30, 1999?

 A. The Fund performed exceptionally well during its first year of operation. The Fund returned 20.74% (without sales load), while its benchmark, the Russell 2000 Index, returned 1.50% for the period.

Q. WHAT WAS THE ENVIRONMENT FOR MICRO-CAP STOCKS?

 A. While small-caps enjoyed a rally in October, large-cap growth stocks outperformed other stocks for much of the period. But the market broadened during the second quarter of 1999, as many investors began to shy away from expensive large-cap growth stocks and increased their exposure to micro-, small- and mid-caps. This trend, which was accompanied by increased emphasis on investment fundamentals, positively affected the Fund, which invests in companies with market capitalizations of $30 million to $50 million.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

 A. Consistent with past practices, we maintained a well-diversified portfolio of well-managed companies with attractive long-term growth prospects. We avoided overpriced shares of Internet stocks with high price-to-earnings multiples. We were slightly overweight in the health-care sector, where reimbursement concerns drove down stock prices and created some bargains. For example, we invested in Syncor (3.6% of the portfolio), a firm that provides radiopharmaceuticals, to hospitals and managed-care facilities. We were also overweight in the capital goods sector, which was inexpensive despite strong long-term growth prospects. For example, our purchase of A.S.V. Inc. (4.6%), a firm that produces specialty construction vehicles, proved to be a prudent purchase.*

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS?

 A. We pared back on holdings of companies that had either reached our price or valuation targets and whose fundamentals failed to meet our criteria. For example, we sold the Fund's holdings in JAKKS Pacific (a toy manufacturer) when its shares reached a price target of $28, up from $14.*

    When micro-caps fell from favor during the first quarter of 1999, we took advantage of that opportunity to establish holdings in companies in which we have a high degree of confidence. For example, we increased our position in Transaction Network Service Inc. (4.6%), when its stock was depressed.

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We are cautiously optimistic. We think micro-cap stocks will continue to gain favor among investors, who seem increasingly inclined to follow fundamentals instead of trends. This type of market should provide a favorable environment for the Fund.

(+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR EMERGING GROWTH FUND

 AGGREGATE TOTAL RETURNS AS OF JUNE 30, 1999
 -------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Life of Fund (Inception 7/1/98)    20.74%   15.32%

 *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------

                                                                THE GOVERNOR EMERGING GROWTH
                                                                            FUND                      THE RUSSELL 2000 INDEX
                                                                ----------------------------          ----------------------
7/1/98                                                                      9550                              10000
7/31/98                                                                     9351                               9191
8/31/98                                                                     8567                               7406
9/30/98                                                                     8701                               7985
10/31/98                                                                    9150                               8311
11/30/98                                                                    9885                               8747
12/31/98                                                                   10540                               9288
1/31/99                                                                    10348                               9411
2/28/99                                                                     9799                               8649
3/31/99                                                                     9558                               8784
4/30/99                                                                    10271                               9571
5/31/99                                                                    10800                               9711
6/30/99                                                                    11532                              10150

The Fund's performance is compared to the Russell 2000 Index, which is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR INTERNATIONAL EQUITY FUND(+)

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS INDEX FROM ITS INCEPTION ON FEBRUARY 9, 1999, TO JUNE 30, 1999?

 A. The Fund returned 5.90% (without sales load), from its inception on 2/9/99. That compares to a 4.39% return for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index.

Q. WHAT WERE THE MARKET CONDITIONS FOR INTERNATIONAL STOCKS DURING THE PERIOD, AND HOW DID THAT ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

 A. Fears that the Fed would raise interest rates in the United States in response to inflationary concerns dampened performance in many overseas markets early this year. But those concerns faded late in the period after the Fed raised the federal funds rate by a modest 0.25%. Meanwhile, economic weakness has plagued most of Continental Europe, particularly Germany and the United Kingdom. European markets had mixed results, but Japan's stock market rebounded smartly during the period.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

 A. We invested in countries with the best relative value. During the recent period, Japan was attractive relative to Europe; as a result, we increased our weighting in Japan from underweight to neutral: The Fund held 24% of its assets in Japan at the end of the period. That decision helped boost the Fund's performance, due to the climb in Japan's stock market during the period.*

    We reduced our exposure in Europe from overweight to neutral. We favored the Northern European countries, such as Germany, Belgium and the Netherlands, over Southern European countries. Unfortunately, German markets, which had been bid up on expectations of strong performance, did not perform as well as expected. We also had 22.5% of the Fund's assets in the United Kingdom.*

Q. IN WHAT KINDS OF STOCKS OR SECTORS DID YOU FIND OPPORTUNITIES?

 A. Value stocks were relatively inexpensive because they have lagged growth stocks throughout the world's markets for the past few years. We favored value stocks in industries such as metal and chemicals over stocks in relatively expensive sectors such as pharmaceuticals, telecommunications and consumer goods. That strategy paid off when the market broadened during the second quarter.

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS?

 A. The Fund moved early in the period from an underweighting to a neutral weighting in Australia and New Zealand. We found many opportunities to buy inexpensive shares of good companies in those markets, which did well during the last quarter.

Q. WHAT IS YOUR OUTLOOK FOR INTERNATIONAL MARKETS GOING FORWARD? HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We are cautiously optimistic. We expect to continue to keep the Fund's weighting neutral in Europe, where we anticipate some gradual improvement in economic conditions. We will also remain neutral in Japan. We expect further economic growth there as well, but the country still needs to make structural and economic reforms to support its stock market. Southeast Asia is still unsettled, but we may see a slow rebound in the region. If that happens, we will consider a move to a neutral weighting.

(+)International investing involves increased risk and volatility.

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR INTERNATIONAL EQUITY FUND

 AGGREGATE TOTAL RETURNS AS OF JUNE 30, 1999
 -------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Life of Fund (2/9/99)              5.90%      1.15%

 *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
[The International Equity Fund Perform. Graph]

                                                               THE INTERNATIONAL EQUITY FUND           THE MSCI EAFE INDEX
                                                               -----------------------------           -------------------
2/9/99                                                                     9550.00                           10000.00
2/99                                                                       9570.00                            9764.00
3/99                                                                       9838.00                           10174.00
4/99                                                                      10248.00                           10588.00
5/99                                                                       9742.00                           10046.00
6/99                                                                      10115.00                           10439.00

The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) Europe, Australia and Far East Index, which is an unmanaged index composed of 20 European and Pacific Basin countries and weighted by market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

                      [This page intentionally left blank]

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR INTERMEDIATE TERM INCOME FUND

Q. HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 1999?

 A. The Fund posted a total return of 0.82% (without sales load) during the period. That compares to a 3.15% total return for the Lehman Brothers Aggregate Bond Index, and a return of 2.00% for the Lipper Intermediate Investment Grade Debt Funds Average.

Q. WHAT WERE THE CONDITIONS IN THE TAXABLE BOND MARKET DURING THE PERIOD?

 A. Conditions fluctuated considerably. Economic problems in Russia, Asia and other foreign markets early in the period raised fears of a global credit crisis and prompted the Fed to cut short-term interest rates three times. During this time investors flocked to high-quality Treasury bonds, which outperformed other types of bonds by wide margins in the fourth quarter of 1998. Corporate bonds, in particular, suffered from concerns about the effects of the overseas economic crisis on corporate profits.

    In the second half of the period, investors bid up prices of lower quality corporate issues due to the relatively attractive yields on such securities. Meanwhile, investor concerns that strong economic growth would force the Fed to raise interest rates caused Treasury bonds and high-quality corporate bonds to perform poorly during the first six months of 1999. The Fed eventually did raise rates by 25 basis points late in the period.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. The Fund's duration during the first half of the period was longer than that of its benchmark, the Lehman Brothers Aggregate Bond Index. That approach allowed the Fund to lock in additional yield available on longer-term bonds as interest rates fell during this time period. Throughout the period, the Fund's 30-day yield ranged from 6% to 6.25%. We reduced the Fund's duration later in the period to a position slightly shorter than the Fund's benchmark, as signs of stronger-than-expected economic growth and a tight labor market fueled fears of inflation and raised expectations for higher interest rates.

Q. HOW DID THE FUND'S ALLOCATION AMONG DIFFERENT SECTORS OF THE BOND MARKET AFFECT PERFORMANCE?

 A. The Fund was overweighted in high-quality corporate securities for most of the period. That allocation hurt the Fund's performance during much of the period. Investors flocked to the safety and liquidity of Treasury securities during the overseas economic crisis. Our high-quality corporate holdings also dampened performance during the second half of the period, when corporate issues with lower credit quality attracted investors' interest. The overall credit quality of the Fund's portfolio remained very high during the period, at A+, consistent with the Fund's high-quality investment approach.

    At the end of June, we had reduced the corporate exposure to 17%, representing a 5% underweighted position versus the index. The remaining sector allocation of the Fund was as follows: mortgage-backed securities, 35% of net assets; Treasuries, 21%; government agencies, 14%; asset-backed securities, 6%; and 7.0% in cash and cash equivalents.*

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET GOING FORWARD?

 A. In our opinion, the U.S. economy will likely remain strong with consumer spending robust and the labor market tight. These conditions will keep inflationary concerns at the forefront of investor's minds. That said, interest rates have already climbed considerably in 1999, and we are likely to see a fairly stable interest rate environment in the months ahead. That environment should benefit mortgage-backed securities, which have underperformed in 1999 and currently offer attractive yields. We believe that corporate bonds' performance will continue to lag the market's overall performance due to investor concerns over rising inflation and year 2000-related issues. We view the agency sector as attractive given the historically wide yield spreads to Treasuries and their high credit quality.

Q. HOW WILL YOU POSITION THE FUND TO ADDRESS THOSE CONDITIONS?

 A. We will attempt to keep the Fund's duration close to that of the benchmark for the near-term. We currently expect to emphasize government agency securities and mortgage-backed securities, and de-emphasize corporates in our sector allocation strategy.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR INTERMEDIATE TERM INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
 ------------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
One Year                           0.82%     -3.76%
Two Years                          5.29%      2.89%
Life of Fund (Inception 12/2/96)   4.64%      2.79%

  *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
[Intermediate Term Income Fund Performance Graph]

                                                      THE GOVERNOR                                       THE LIPPER INTERMEDIATE
                                                    INTERMEDIATE TERM         THE LEHMAN AGGREGATE        INVESTMENT GRADE DEBT
                                                       INCOME FUND                 BOND INDEX                FUNDS AVERAGE(1)
                                                    -----------------         --------------------       -----------------------
12/2/96                                                    9550                       10000                       10000
06/30/97                                                   9684                       10215                       10188
06/30/98                                                  10648                       11292                       11148
06/30/99                                                  10735                       11648                       11371

The Fund's performance is compared to the Lehman Brothers Aggregate Bond Index, which is an unmanaged index that is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(1)The Lipper Intermediate Investment Grade Debt Funds Average is comprised of managed funds that seek to invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR LIMITED DURATION GOVERNMENT SECURITIES FUND

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999?

 A. The Fund's total return for the period was 4.25% (without sales load). That compares to a 5.14% return for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index.

Q. WHAT WERE THE CONDITIONS IN THE FIXED-INCOME MARKETS DURING THE PERIOD?

 A. Yields were very volatile. Financial crises in Asia, Latin America and Russia early in the period caused investors to seek liquidity and safety in Treasury securities--especially in issues with short and intermediate maturities. That trend caused a dramatic decline in yields on such securities.

    The Fed last fall lowered the federal funds rate three times to restore liquidity to world markets, in each instance lowering rates by 25 basis points. Investors subsequently worried that those rate cuts would cause the economy to grow too quickly, perhaps leading to inflation and forcing the Fed to raise rates. As a result, yields rose for the remainder of the period. The Fed did raise interest rates in late June, but not as sharply as many investors had feared.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We shortened the Fund's average maturity early in the period, to protect shareholders' principal in that highly volatile environment. We employed a barbell strategy--that is, we invested the Fund's assets in a mixture of securities with very short and relatively long maturities. We used that strategy because intermediate-term securities had become increasingly expensive. Our defensive barbell approach caused the Fund's performance to lag while yields fell, but benefited shareholders when yields rose and prices declined later in the period. We increased the Fund's allocation to securities with intermediate maturities toward the end of the period, as yields on those issues became more attractive.

Q. IN WHAT TYPES OF SECURITIES DID YOU FIND THE BEST OPPORTUNITIES DURING THE PERIOD?

 A. We increased the Fund's allocation to callable securities during the first part of the period to take advantage of the higher yields those issues offered. We subsequently liquidated the Fund's position in those securities as yields on other issues rose and callable securities became less attractive on a relative basis. Liquidity problems in world markets concerned us early in the period, so we invested the Fund's assets in highly liquid securities. We also traded actively during the period to take advantage of investment opportunities provided by the volatile environment and to protect principal.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE BOND MARKETS?

 A. The future performance of the economy and the bond markets will depend largely on the effectiveness of Fed policy. Yields should fall if the Fed's recent rate hike succeeds in slowing the economy and forestalling inflation. Yields could rise, however, if inflation shows signs of increasing or if deflation subsides in Asia. Regardless of the future environment, we will continue to seek out the best investment opportunities to protect shareholders' principal and provide attractive levels of income.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR LIMITED DURATION GOVERNMENT SECURITIES FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
 ------------------------------------------------

                                    NO LOAD   LOAD*
----------------------------------------------------
One Year                             4.25%      1.10%
Two Years                            4.82%      3.23%
Three Years                          4.93%      3.88%
Life of Fund (Inception 10/31/95)    4.87%      3.99%

 *Reflects 3.00% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
[Lmtd. Duration Govnmt. Sec. Fund Performance]

                                                               THE GOVERNOR LIMITED DURATION       THE LEHMAN BROTHERS 1-3 YEAR
                                                                 GOVERNMENT SECURITIES FUND           GOVERNMENT BOND INDEX
                                                               -----------------------------       ----------------------------
10/31/95                                                                    9700                              10000
6/30/96                                                                    10303                              10307
6/30/97                                                                    10834                              10987
6/30/98                                                                    11070                              11730
6/30/99                                                                    11540                              12333

The Fund's performance is compared to the Lehman Brothers 1-3-Year Government Bond Index, which is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The quoted performance of the Governor Limited Duration Government Securities Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Martindale Andres & Company, Inc., for periods dating back to 10/31/95 and prior to the Limited Duration Government Securities Fund's commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR PENNSYLVANIA MUNICIPAL BOND FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 1999?

 A. The Fund's total return during the period was 1.94% (without sales load). That compares to a 3.10% for the Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index and 1.63% total return for the Lipper Pennsylvania Intermediate Municipal Debt Fund Average.(1)

Q. WHAT WERE THE CONDITIONS IN THE PENNSYLVANIA MUNICIPAL BOND MARKET DURING THE RECENT PERIOD?

 A. During the first half of the period, severe economic problems in foreign markets boosted demand for U.S. Treasury bonds. Municipal bonds underperformed during this time, however, as investors favored the safety and liquidity of Treasury securities. The large supply of municipal issues also dampened performance in the muni sector.

    Yields rose steadily during the second half of the period, however as investors worried that strong economic growth would force the Fed to raise rates to avoid a spike in inflation. In fact, the Fed did raise short-term rates by 25 basis points late in the period, but that was a smaller rate hike than many investors expected. Municipal bonds outperformed Treasuries in that rising-rate environment, and as a result, municipal yields as a percentage of Treasury yields declined during the period. The supply of new municipal issues also decreased significantly during the final six months of the period, especially in the Pennsylvania municipal market, which benefited muni bond performance.

Q. HOW DID YOU STRUCTURE THE FUND IN THAT ENVIRONMENT?

 A. The Fund's duration began the period at 5.32 years, which benefited the Fund as interest rates declined during the first half of the period. The structure also provided shareholders with attractive levels of current income. We reduced the Fund's duration to around 4.5 years late in December, which helped Fund performance as interest rates began to rise. We increased the Fund's duration to around 5.5 years as interest rates rose during the first half of 1999 in an effort to capture attractive yield levels for shareholders.

Q. WHAT OTHER STRATEGIES DID YOU EMPLOY TO REDUCE RISK OR BOOST RETURNS?

 A. We kept the Fund's volatility low by improving the Fund's credit quality and structure. The Fund's very high average credit rating of AAA helped to minimize liquidity risk during the period. We also favored large, liquid issues with strong name recognition. That strategy enabled us to adjust duration without any negative impact on performance. In addition, Fund management reduced the Fund's exposure to health-care issues due to problems in that sector--especially in the hospital sector in Pennsylvania.

Q. WHAT IS YOUR OUTLOOK FOR THE PENNSYLVANIA MUNICIPAL BOND MARKET GOING
   FORWARD?

 A. We expect that the economy will remain strong, consumer spending will stay robust, and the labor market will remain tight. Those conditions eventually could boost inflation, but for now inflation's future direction is somewhat unclear. Interest rates have risen considerably in 1999, and we think they will be stable or rise slightly in the coming months. The supply of municipal issues also should remain relatively light, and demand for muni bonds could increase in the months ahead, especially if interest rates rise further.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We will attempt to maintain the Fund's high credit quality. The extra yield on lower quality issues is not sufficient to compensate for the additional risk in such securities. We will reduce the Fund's duration to a neutral position until there are clearer signals about the strength of the U.S. economy and the likely direction of inflation. If economic growth stays moderate, inflation remains low and the Fed doesn't raise rates, we will concentrate on increasing the Fund's distribution yield. If the Fed raises rates, we will take a more defensive position.

(+)The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR PENNSYLVANIA MUNICIPAL BOND FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
 ------------------------------------------------

                                   NO LOAD    LOAD*
----------------------------------------------------
One Year                            1.94%      -2.66%
Two Years                           3.89%       1.55%
Life of Fund (Inception 10/1/96)    4.30%       2.56%

  *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fnd.Perform.Graph

                                                      THE GOVERNOR           THE LIPPER INTERMEDIATE       THE LEHMAN BROTHERS
                                                 PENNSYLVANIA MUNICIPAL      PENNSYLVANIA MUNICIPAL      PENNSYLVANIA 1-12-YEAR
                                                        BOND FUND                 FUNDS AVERAGE           MUNICIPAL BOND INDEX
                                                 ----------------------      -----------------------     ----------------------
10/1/96                                                    9550                       10000                       10000
6/30/97                                                    9931                       10527                       10559
6/30/98                                                   10516                       11390                       11382
6/30/99                                                   10720                       11535                       11735

The Fund's performance is compared to Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index, which is an unmanaged index that consists of bonds issued within the Commonwealth of Pennsylvania with a dated maturity of 1/1/91 or later. Included are nominal maturities of 1-12 years with an issue size of $50 million and greater and maturity sizes of $3 million or more. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1)The Lipper Intermediate Pennsylvania Municipal Debt Fund Average is comprised of managed funds that seek to invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Pennsylvania, with dollar-weighted average maturities of five to ten years.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR LIFESTYLE CONSERVATIVE GROWTH FUND

Q. HOW DID THE FUND PERFORM SINCE ITS INCEPTION ON FEBRUARY 3, 1999?

 A. The Fund invests in seven underlying Governor Funds, which in turn hold a wide variety of assets, including stocks and fixed-income securities with a range of maturities. The Fund's objective is capital appreciation, with income as a secondary goal. It returned 2.21% (without sales load) from its inception through June 30, 1999.

Q. WHAT WAS THE FUND'S ALLOCATION DURING THE PERIOD?

 A. The Fund will strive to maintain a consistent allocation strategy, with approximately 35% of its assets in equity funds and the remainder in fixed-income funds. At times, the Fund may hold 1% to 5% in cash or money market funds. As of June 30, 1999, the Fund's allocation was as follows: 37% in stock funds, 58% in bond funds and 5% in money market funds.

Q. HOW DID ECONOMIC CONDITIONS DURING THE PERIOD AFFECT THE FUND'S PERFORMANCE?

 A. The equity markets experienced a shift during the first half of 1999. Valuations of large-company stocks were at record levels going into the period, as seen in their price-to-earnings ratios and dividend yields. But investors shifted cash to more attractively priced small-company stocks, which outpaced shares of large-companies by a considerable margin. In the bond markets, investor concerns about strong economic growth and the threat of rising inflation pushed yields higher during most of the period. This rising rate environment underestimated bond prices and served as a drag on Fund performance during the second quarter.

Q. WHICH FUNDS HELPED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

 A. Both the Established Growth Fund (20% of the Fund) and the Aggressive Growth Fund (10% of the Fund) performed well. And while results in the bond markets were mixed, the Limited Duration Government Securities Fund (35% of the
    Fund) did well.*

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We believe that the U.S. economy will remain strong with small and mid-cap stocks continuing to perform well. That said, a negative episode--something like the Russian debt default in 1998--could spur turmoil in international markets, as well as the U.S. market. And since the market discounts future expectations, we would expect to see a small drop in the market should investors begin to fret about the Y2K phenomenon. Meanwhile, we don't expect major swings in the bond market, given the prospects for moderate economic growth and continued low inflation.

*Portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR LIFESTYLE CONSERVATIVE GROWTH FUND

 AGGREGATE TOTAL RETURNS AS OF JUNE 30, 1999
 -------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Life of Fund (2/3/99)              2.21%     -2.38%

 *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
[Lifestyle Conservative Growth Fund Perform.]

                            THE            THE
                          GOVERNOR       LEHMAN          THE
                         LIFESTYLE     BROTHERS 1-     LEHMAN                       THE
                        CONSERVATIVE     3 YEAR       BROTHERS                   STANDARD &                  THE U.S.
                           GROWTH      GOVERNMENT     AGGREGATE     THE MSCI     POOR'S 500        THE        30-DAY
                           FUND -         BOND          BOND          EAFE          STOCK        RUSSELL     TREASURY
                           $9,762         INDEX         INDEX         INDEX         INDEX      2000 INDEX      BILL
                        ------------   -----------    ---------     --------     ----------    ----------    --------
2/3/99                      9550          10000         10000         10000         10000         10000         10000
2/99                        9417           9955          9825          9764          9689          9190         10035
3/99                        9547          10023          9879         10174         10077          9334         10078
4/99                        9700          10054          9911         10588         10467         10170         10116
5/99                        9643          10047          9823         10046         10220         10319         10150
6/99                        9762          10076          9792         10439         10787         10785         10190


The Fund's performance is compared to the Lehman Brothers 1-3-year Government Bond Index, which is generally representative of government bonds with maturities between one and three years; The Lehman Brothers Aggregate Bond Index, is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index; the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index, is composed of 20 European and Pacific Basin countries and weighted by market capitalization; the Standard & Poor's 500 Index, is generally representative of the performance of the large-capitalization equity market; and the Russell 2000 Index, is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

U.S. 30-Day T-Bills are represented by the U.S. Treasury Bill Total Return Index. T-Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR LIFESTYLE MODERATE GROWTH FUND(+,++)

Q. HOW DID THE FUND PERFORM FROM ITS INCEPTION ON FEBRUARY 4, 1999, THROUGH JUNE 30, 1999?

 A. The Fund returned 6.02% (without sales load) from its inception through June 30, 1999.

Q. WHAT WAS THE FUND'S ALLOCATION DURING THE PERIOD?

 A. We maintain a strategic asset allocation strategy based on the Fund's objective--capital appreciation and income--and our analysis of 30 years of history in the United States financial markets. Unless there is a change in long-term capital market trends, there will be little change in the Fund's allocation, which stood as follows on June 30, 1999: 59% in stock funds, 38% in bond funds and 3% in money market funds.

Q. WHAT WERE THE ECONOMIC CONDITIONS DURING THE PERIOD, AND HOW DID THEY AFFECT THE FUND'S PERFORMANCE?

 A. The equity markets generally performed well, but experienced a shift from large-company to small-company stocks and from growth to value. Shares of many cyclical companies did especially well during the second quarter due to strong economic growth in the United States. In the bond market, inflationary fears caused yields to rise during much of the period, undercutting bond prices toward quarter end.

Q. WHICH FUNDS IN THE PORTFOLIO PERFORMED WELL DURING THE PERIOD?

 A. All three equity funds in the portfolio were strong performers during the period: The Established Growth Fund (34% of the Fund), the Aggressive Growth Fund (13% of the Fund) and the International Equity Fund (12% of the Fund).

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FINANCIAL MARKETS, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We believe that U.S. economic growth will be strong, with mid-to-small-cap stocks continuing to perform well. That said, there are risks that could influence the portfolio's performance. For example, an episode such as last year's Russian debt default could spur turmoil in international markets, as well as the U.S. market. As the year 2000 nears, we will monitor the effects of the Y2K phenomenon on U.S. and international equity markets. Meanwhile, we do not expect major swings in the bond market, given the prospects for moderate economic growth and continued low inflation. Despite the prospects of short-lived episodic set-backs like a Y2K-inspired sell off, we will continue to draw from long-term capital market trends in formulating our asset allocation strategy for the Fund. We believe this focus is the best way to pursue shareholders' long term goals.

 (+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as blue-chip companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

(++)International investing involves increased risk and volatility.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR LIFESTYLE MODERATE GROWTH FUND

 AGGREGATE TOTAL RETURNS AS OF JUNE 30, 1999
 -------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Life of Fund (2/4/99)              6.02%      1.26%

 *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
[Lifestyle Moderate Growth Fund Perform.Graph]

                                THE
                             GOVERNOR
                             LIFESTYLE      THE LEHMAN
                             MODERATE      BROTHERS 1-3    THE LEHMAN                         THE
                              GROWTH           YEAR         BROTHERS                       STANDARD &
                              FUND -        GOVERNMENT      AGGREGATE       THE MSCI       POOR'S 500      THE RUSSELL
                              $10,126       BOND INDEX     BOND INDEX      EAFE INDEX      STOCK INDEX     2000 INDEX
                             ---------     ------------    ----------      ----------      -----------     -----------
2/4/99                          9550           10000           10000           10000           10000           10000
2/99                            9484            9955            9825            9764            9689            9190
3/99                            9710           10023            9879           10174           10077            9334
4/99                            9978           10054            9911           10588           10467           10170
5/99                            9892           10047            9823           10046           10220           10319
6/99                           10126           10076            9792           10439           10787           10785

                           THE U.S. 30-
                                DAY
                           TREASURY BILL
                           -------------
2/4/99                         10000
2/99                           10035
3/99                           10078
4/99                           10116
5/99                           10150
6/99                           10190

The Fund's performance is compared to the Lehman Brothers 1-3-Year Government Bond Index, which is generally representative of government bonds with maturities between one and three years; the Lehman Brothers Aggregate Bond Index, is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index; the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index, is composed of 20 European and Pacific Basin countries and weighted by market capitalization; the Standard & Poor's 500 Index, is generally representative of the performance of the large-capitalization equity market; and the Russell 2000 Index, is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

U.S. 30-Day T-Bills are represented by the U.S. Treasury Bill Total Return Index. T-Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR LIFESTYLE GROWTH FUND(+,++)

Q. HOW DID THE FUND PERFORM FROM ITS INCEPTION ON FEBRUARY 18, 1999, THROUGH JUNE 30, 1999?

 A. The Fund returned 7.9% (without sales load) from its inception through June 30, 1999. It invests in seven underlying Governor funds, which in turn hold a wide variety of assets, including stocks and fixed-income securities with a range of maturities. The Fund's objective is capital appreciation.

Q. WHAT WAS THE FUND'S ALLOCATION DURING THE PERIOD?

 A. The Lifestyle Growth Fund maintains an asset allocation strategy based upon its objectives and our analysis of 30 years of history in the financial markets. The Fund will normally hold about 75% of its assets in equity funds and 25% in fixed-income funds. At times, the Fund may hold 1%-2% of its assets in cash or money market funds. As of June 30, 1999, the Fund invested its holdings as follows: 77% in stock funds, 21% in bond funds and 2% in money market funds.

Q. WHAT WERE THE ECONOMIC CONDITIONS DURING THE PERIOD, AND HOW DID THEY AFFECT THE FUND'S PERFORMANCE?

 A. For the first time in almost half a dozen years, small-company stocks were dominant in the domestic markets, outpacing large-company stocks by a considerable margin. During the second quarter value stocks also rebounded, with shares of many cyclical companies rising sharply. Investors also found opportunities in micro-caps, which helped the Fund's holding in the Governor Emerging Growth Fund. Bond prices during most of the period suffered from rising interest rates, which reflected strong growth in the U.S. economy and concerns that inflation would rise.

Q. WHICH FUNDS PERFORMED WELL DURING THE PERIOD?

 A. All four equity funds posted strong gains. In particular, the Aggressive Growth Fund (18% of the Fund) and the Emerging Growth Fund (8% of the Fund) had impressive returns in the second quarter. The Established Growth Fund (35% of the Fund) showed promising returns as well.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We believe that the U.S. market will continue to broaden, and that valuations are attractive in both small-company and some mid and large-cap shares. U.S. and international markets may experience a slight downturn during the last half of 1999, due to investor concerns about the Y2K phenomenon. We will also keep an eye on conditions in Japan, China and the Pacific Rim as the countries in that region continue to bounce back from recession. Meanwhile, we don't expect major swings in the bond market, given the prospects for moderate economic growth and continued low inflation. We will maintain our asset allocation strategy in the Fund, with an eye toward meeting shareholders' long-term goals.

 (+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as blue-chip companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

(++)International investing involves increased risk and volatility.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

 THE GOVERNOR LIFESTYLE GROWTH FUND

 AGGREGATE TOTAL RETURNS AS OF JUNE 30, 1999
 -------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Life of Fund (2/18/99)             7.87%      3.03%

 *Reflects 4.50% sales charge.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------
[Lifestyle Growth Fund Perform. Graph]

                                THE
                             GOVERNOR       THE LEHMAN
                             LIFESTYLE     BROTHERS 1-3     THE LEHMAN                        THE
                              GROWTH           YEAR          BROTHERS                      STANDARD &
                              FUND -        GOVERNMENT       AGGREGATE      THE MSCI       POOR'S 500      THE RUSSELL
                              $10,303       BOND INDEX      BOND INDEX     EAFE INDEX      STOCK INDEX     2000 INDEX
                             ---------     ------------     ----------     ----------      ----------      -----------
2/18/99                         9550           10000           10000           10000           10000           10000
2/99                            9475            9955            9825            9764            9689            9190
3/99                            9652           10023            9879           10174           10077            9334
4/99                           10016           10054            9911           10588           10467           10170
5/99                            9978           10047            9823           10046           10220           10319
6/99                           10303           10076            9792           10439           10787           10785

                           THE U.S. 30-
                                DAY
                           TREASURY BILL
                           -------------
2/18/99                        10000
2/99                           10035
3/99                           10078
4/99                           10116
5/99                           10150
6/99                           10190

The Fund's performance is compared to the Lehman Brothers 1-3-Year Government Bond Index, which is generally representative of government bonds with maturities between one and three years; the Lehman Brothers Aggregate Bond Index, is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index; the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index, is composed of 20 European and Pacific Basin countries and weighted by market capitalization; the Standard & Poor's 500 Index, is generally representative of the performance of the large-capitalization equity market; and the Russell 2000 Index, is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

U.S. 30-Day T-Bills are represented by the U.S. Treasury Bill Total Return Index. T-Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR U.S. TREASURY OBLIGATIONS MONEY MARKET FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999?

 A. The Fund's seven-day and seven-day effective yields were 3.90%(1) and 3.98%,(1) respectively, as of June 30, 1999. The Fund's total return for the period was 4.28%, compared to a 4.39% return for the Lipper U.S. Treasury Money Market Fund Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE U.S. TREASURY MARKETS DURING THE PERIOD?

 A. Treasury yields were very volatile. Early in the period financial crises in Asia, Russia and South America caused investors to seek safety and liquidity in short-term Treasury securities. That demand caused a precipitous decline in yields during the first four months of the period. To shore up world financial markets, the Federal Reserve last fall lowered the federal funds rate three times, each time by 25 basis points. Investors subsequently became concerned that strong economic growth would produce inflation and cause the Fed to raise rates. Those fears caused yields on Treasury securities to rise for the remainder of the period. However, yields on the very short-term securities in which the Fund invests rose less than yields on other Treasury issues. The Fed did raise interest rates in late June, but not as much as many investors had feared.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. During the period we employed a barbell strategy--that is, we primarily bought securities with very short or relatively long maturities. The short-term issues provided stability and good cash flow, allowing us to invest in attractive opportunities as they presented themselves. The longer-term issues provided relatively high yields for shareholders. In particular, we invested in government-guaranteed Private Export Funding Corporation bonds with one-year maturities, which offered excellent yields. The Fund began the period with an average maturity of 58 days and ended the period with an average maturity of 78 days, which is slightly longer than the average maturity of the Fund's benchmark.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND?

 A. The drivers of our economic expansion appear to have shifted from investment and productivity increases to higher consumer demand. Such demand-driven economic expansion can presage inflation. If the Fed's recent action to restrict monetary supply forestalls inflation, yields should fall. Yields could rise, however, if we see signs of inflation and the Fed does not act quickly enough to dampen it. We will watch for any signs of inflation or shifts in Fed policy. We also will continue to look for the best values available in the short-term Treasury market, investing the majority of the Fund's assets in very short-term securities. That policy should provide shareholders with stability of principal and allow us take advantage of investment opportunities as they develop.

(+)Shares of the Fund is not insured or guaranteed by the FDIC or any other government agency, and are not bank deposits or obligations of or guaranteed by Keystone Bank, its parent company or its affiliates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)The 7-Day yield quoted is as of 6/30/99, and reflects fee waivers. Had fees not been waived, performance would be reduced. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Total return figures include reinvestment of dividends and capital gains. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2)The Lipper U.S. Treasury Money Market Fund Index is a managed index of funds that seek to invest principally in U.S. Treasury obligations and that maintain dollar-weighted average maturities of less than 90 days.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR PRIME MONEY MARKET FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999?

 A. The Fund's seven-day and seven-day effective yields as of June 30, 1999 were 4.48%(1) and 4.58%(1), respectively. The Fund posted a total return of 4.80% during the period, compared to a 4.77% total return for the Lipper Money Market Fund Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE MONEY MARKETS DURING THE PERIOD?

 A. The money markets were characterized by a great deal of volatility during the period. Financial crises last summer in South America, Asia and Russia caused investors to seek safety and liquidity in Treasury securities, pushing yields down on those issues. Yields on corporate issues relative to Treasuries rose during the first part of the period.

    The Federal Reserve then lowered the federal funds rate three times last fall to provide liquidity to world markets, each time lowering rates by 25 basis points. Investors subsequently became concerned that the economy's fast growth would lead to inflation and force the Fed to raise interest rates. Those fears caused investors to sell bonds, pushing up yields on corporate and Treasury issues.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We maintained a short average maturity compared to the Fund's benchmark, since the yield offered by longer-term securities was not sufficient to justify their additional risk. Moreover, a short average maturity provided the Fund with strong cash flow as issues matured, allowing us to invest in attractive opportunities without having to sell holdings. We kept the average maturity especially short during the last quarter, in order to position the Fund to take advantage of higher yields after the Fed raised interest rates. The Fund began the period with an average maturity of 29 days and ended the period with an average maturity of 26 days.

Q. IN WHAT SECTORS OF THE MARKET DID YOU FIND ATTRACTIVE OPPORTUNITIES?

 A. Commercial paper constituted the largest percentage of the Fund's holdings during the period. We invested in very safe corporate issues with relatively high yields. We also bought high-grade floating rate securities when they were available at attractive prices.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MONEY MARKETS?

 A. Yields could fall if the Fed's recent 25 basis point rate increase prevents higher inflation, making further rate hikes unnecessary. Yields could rise further, however, if inflation rises and the Fed is forced to raise rates again. We think the Fed may raise rates one more time.

    We will maintain the Fund's relatively short average maturity to provide stability of principal for shareholders and to provide the Fund with cash to invest as opportunities develop. If the Fed raises interest rates again we will likely extend the Fund's average maturity somewhat to lock in higher yields for shareholders.

(+)Shares of the Fund is not insured or guaranteed by the FDIC or any other government agency, and are not bank deposits or obligations of or guaranteed by Keystone Bank, its parent company or its affiliates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)The 7-Day yield quoted is as of 6/30/99, and reflects fee waivers. Had fees not been waived, performance would be reduced. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Total return figures include reinvestment of dividends and capital gains. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2)The Lipper Money Market Fund Index is a managed index of funds that seek to invest in high quality financial instruments rated in top two grades and that maintain dollar-weighted average maturities of less than 90 days.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 31

                            Statements of Operations
                                    PAGE 34

                      Statements of Changes in Net Assets
                                    PAGE 37

                       Schedules of Portfolio Investments
                                    PAGE 43

                         Notes to Financial Statements
                                    PAGE 66

                              Financial Highlights
                                    PAGE 77

GOVERNOR FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999

                                               ESTABLISHED      AGGRESSIVE      EMERGING     INTERNATIONAL
                                                  GROWTH          GROWTH         GROWTH         EQUITY
                                                   FUND            FUND           FUND           FUND
                                               ------------    ------------    ----------    -------------
ASSETS:
  Investments, at value (cost $112,144,232;
    $92,844,012; $8,359,009; $37,543,425,
    respectively)............................  $260,693,849    $139,958,330    $9,602,618     $39,256,821
  Foreign currency (cost $--; $--; $--;
    $219,851, respectively)..................            --              --            --         220,693
  Interest and dividends receivable..........       185,719         108,387         2,479          68,978
  Receivable for investments sold............            --              --       304,534              --
  Receivable for capital shares issued.......        63,165          34,457           953              --
  Unamortized organization costs.............        16,051           2,302            --              --
  Foreign tax reclaims receivable............        23,773              --            --          58,851
  Prepaid expenses and other assets..........         5,916           3,210        16,519           1,990
                                               ------------    ------------    ----------     -----------
    Total Assets.............................   260,988,473     140,106,686     9,927,103      39,607,333
                                               ------------    ------------    ----------     -----------
LIABILITIES:
  Dividends payable..........................       245,295              --            --              --
  Payable for investment purchased...........       197,800         351,975            --              --
  Payable for capital shares redeemed........         8,886         183,455            --              --
  Net depreciation on forward foreign
    currency contracts.......................            --              --            --          77,464
  Accrued expenses and other payables:
    Investment advisory fees payables........        12,517           7,885           396           1,307
    Administration fees payables.............         2,399           1,296            91             376
    Administrative services fees payables....        24,693          13,988            --              --
    Other Liabilities........................        59,813          36,478            --          22,606
                                               ------------    ------------    ----------     -----------
    Total Liabilities........................       551,403         595,077           487         101,753
                                               ------------    ------------    ----------     -----------
NET ASSETS:
  Capital....................................    87,741,596      83,804,876     8,269,990      37,397,172
  Accumulated undistributed (distributions in
    excess of) net investment income.........         2,510          (1,834)           --         478,730
  Accumulated undistributed net realized
    gains on investments.....................    24,143,347       8,594,249       413,017          (4,743)
  Net unrealized appreciation from
    investments and translation of assets and
    liabilities in foreign currencies........   148,549,617      47,114,318     1,243,609       1,634,421
                                               ------------    ------------    ----------     -----------
      Net Assets.............................  $260,437,070    $139,511,609    $9,926,616     $39,505,580
                                               ============    ============    ==========     ===========
    Outstanding units of beneficial interest
      (shares)...............................    16,404,423      11,609,707       828,496       3,729,264
                                               ============    ============    ==========     ===========
    Net asset value -- redemption price per
      share..................................  $      15.88    $      12.02    $    11.98     $     10.59
                                               ============    ============    ==========     ===========
    Maximum Sales Charge.....................          4.50%           4.50%         4.50%           4.50%
                                               ============    ============    ==========     ===========
    Maximum Offering Price
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to nearest
      cent) per share........................  $      16.63    $      12.59    $    12.54     $     11.09
                                               ============    ============    ==========     ===========

                       See notes to financial statements.

GOVERNOR FUNDS

                                 JUNE 30, 1999

                                                           LIMITED DURATION    PENNSYLVANIA     LIFESTYLE
                                           INTERMEDIATE       GOVERNMENT        MUNICIPAL      CONSERVATIVE
                                           TERM INCOME        SECURITIES           BOND           GROWTH
                                               FUND              FUND              FUND            FUND
                                           ------------    ----------------    ------------    ------------
ASSETS:
  Investments, at value (cost
    $312,560,526; $40,142,819;
    $114,306,939; $--, respectively).....  $304,684,128      $39,914,639       $112,855,108      $     --
  Investments in affiliates, at value
    (cost $--; $--; $--; $149,987,
    respectively)........................            --               --                 --       151,236
  Repurchase agreements at amortized
    cost.................................            --       11,843,000                 --            --
                                           ------------      -----------       ------------      --------
    Total Investments....................   304,684,128       51,757,639        112,855,108       151,236
  Interest and dividends receivable......     3,683,555          562,702          1,445,074           500
  Receivable from affiliates.............            --               --                 --         9,267
  Receivable for investments sold........     4,514,450               --                 --            --
  Receivable for capital shares issued...       284,913               --                 --            --
  Unamortized organization costs.........        23,183            5,239             11,306            --
  Prepaid expenses and other assets......         7,286            1,457              2,529            --
                                           ------------      -----------       ------------      --------
    Total Assets.........................   313,197,515       52,327,037        114,314,017       161,003
                                           ------------      -----------       ------------      --------
LIABILITIES:
  Payable to custodian...................            --               --                 --           730
  Dividends payable......................     1,747,176          260,362            437,859           510
  Payable for investment purchased.......     5,392,500               --          1,949,688            --
  Payable for capital shares redeemed....           246               --                 --            --
  Accrued expenses and other payables:
    Investment advisory fees payables....         7,526            1,287              2,763             3
    Administration fees payables.........         2,885              493              1,059            --
    Administrative services fees
      payables...........................         8,746               --              4,262            --
    12b-1 fees payable...................            --               --                 --           118
    Other Liabilities....................        57,911           24,048             25,545         9,523
                                           ------------      -----------       ------------      --------
    Total Liabilities....................     7,216,990          286,190          2,421,176        10,884
                                           ------------      -----------       ------------      --------
NET ASSETS:
  Capital................................   320,159,521       52,892,804        113,256,073       148,855
  Accumulated undistributed
    (distributions in excess of) net
    investment income....................         7,600              (73)              (113)            9
  Accumulated undistributed net realized
    gains (losses) on investments........    (6,310,198)        (623,704)            88,712             6
  Net unrealized appreciation
    (depreciation) of investments........    (7,876,398)        (228,180)        (1,451,831)        1,249
                                           ------------      -----------       ------------      --------
    Net Assets...........................  $305,980,525      $52,040,847       $111,892,841      $150,119
                                           ============      ===========       ============      ========
    Outstanding units of beneficial
      interest (shares)..................    32,227,950        5,295,247         11,133,794        14,783
                                           ============      ===========       ============      ========
    Net asset value -- redemption price
      per share..........................  $       9.49      $      9.83       $      10.05      $  10.15
                                           ============      ===========       ============      ========
    Maximum Sales Charge.................          4.50%            3.00%              4.50%         4.50%
                                           ============      ===========       ============      ========
    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset
      value adjusted to nearest cent) per
      share..............................  $       9.94      $     10.13       $      10.52      $  10.63
                                           ============      ===========       ============      ========

                       See notes to financial statements.

GOVERNOR FUNDS

                                 JUNE 30, 1999

                                                              LIFESTYLE               U.S. TREASURY
                                                              MODERATE    LIFESTYLE    OBLIGATIONS       PRIME
                                                               GROWTH      GROWTH     MONEY MARKET    MONEY MARKET
                                                                FUND        FUND          FUND            FUND
                                                              ---------   ---------   -------------   ------------

ASSETS:
  Investments, at value (cost $--; $--; $14,090,955;
    $157,968,584, respectively).............................  $     --    $     --    $ 14,090,955    $157,968,584
  Investments in affiliates, at value (cost $277,270;
    $207,506; $--; $--, respectively).......................   285,732     218,185              --              --
  Repurchase agreements at amortized cost...................        --          --       5,376,000     104,872,000
                                                              --------    --------    ------------    ------------
    Total Investments.......................................   285,732     218,185      19,466,955     262,840,584
  Interest and dividends receivable.........................       679         327         196,247         405,832
  Receivable from affiliates................................     9,414       9,280              --              --
  Receivable for capital shares issued......................        --          --              --          86,700
  Unamortized organization costs............................        --          --           5,268          11,602
  Prepaid expenses and other assets.........................        --          --           1,260           8,660
                                                              --------    --------    ------------    ------------
    Total Assets............................................   295,825     227,792      19,669,730     263,353,378
                                                              --------    --------    ------------    ------------
LIABILITIES:
  Dividends payable.........................................       407          --          65,384         991,707
  Payable for capital shares redeemed.......................        --          --              --              88
  Accrued expenses and other payables:
    Investment advisory fees payables.......................        --           1             331           4,367
    Administration fees payables............................        --          --             191           2,511
    Administrative services fees payables...................        --          --              --           9,815
    12b-1 fees payable......................................       311         215              --              --
    Other Liabilities.......................................    10,065       9,764          28,881          98,683
                                                              --------    --------    ------------    ------------
    Total Liabilities.......................................    10,783       9,980          94,787       1,107,171
                                                              --------    --------    ------------    ------------
NET ASSETS:
  Capital...................................................   276,338     207,133      19,573,672     262,243,616
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................        50          --           1,890           3,531
  Accumulated undistributed net realized gains (losses) on
    investments.............................................       192          --            (619)           (940)
  Net unrealized appreciation of investments................     8,462      10,679              --              --
                                                              --------    --------    ------------    ------------
    Net Assets..............................................  $285,042    $217,812    $ 19,574,943    $262,246,207
                                                              ========    ========    ============    ============
  Net Assets................................................   285,042     217,812      19,574,943
    Investor Shares.........................................                                           261,561,130
    S Shares................................................                                               685,077
                                                              --------    --------    ------------    ------------
    Total Net Assets........................................   285,042     217,812      19,574,943     262,246,207
                                                              ========    ========    ============    ============
  Outstanding units of beneficial interest (shares).........    26,985      20,215      19,575,562
    Investor Shares.........................................                                           261,561,528
    S Shares................................................                                               685,077
                                                              --------    --------    ------------    ------------
    Total Shares............................................    26,985      20,215      19,575,562     262,246,605
                                                              ========    ========    ============    ============
  Net asset value Net asset value -- redemption price per
    share...................................................  $  10.56    $  10.77    $       1.00
                                                              ========    ========    ============
    Offering and redemption price per share -- Investor
      Shares................................................                                          $       1.00
                                                                                                      ============
    Offering and redemption price per share -- S Shares.....                                          $       1.00
                                                                                                      ============
    Maximum Sales Charge....................................      4.50%       4.50%             --              --
                                                              ========    ========    ============    ============
    Maximum Offering Price (100%/(100%-Maximum Sales Charge)
      of net asset value adjusted to nearest cent) per
      share.................................................  $  11.06    $  11.28    $       1.00(a) $       1.00(a)
                                                              ========    ========    ============    ============

---------------

(a) Maximum offering price and redemption price are the same for the U.S. Treasury Obligations Money Market Fund and the Prime Money Market Fund.

                       See notes to financial statements.

GOVERNOR FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999

                                               ESTABLISHED   AGGRESSIVE     EMERGING    INTERNATIONAL
                                                 GROWTH        GROWTH        GROWTH        EQUITY
                                                  FUND          FUND         FUND*          FUND*
                                               -----------   -----------   ----------   -------------
INVESTMENT INCOME:
  Interest income............................  $       888   $    35,826   $   54,865    $    35,128
  Dividend income (net of foreign withholding
     tax of $21,892; $750; $--; $32,818,
     respectively)...........................    3,294,477     1,191,173       60,277        511,851
                                               -----------   -----------   ----------    -----------
     Total Income............................    3,295,365     1,226,999      115,142        546,979
                                               -----------   -----------   ----------    -----------
EXPENSES:
  Investment advisory fees...................    1,854,418     1,241,231      103,488        179,833
  Administration fees........................      321,042       160,926       10,811         21,580
  Administrative services fees...............      506,028       254,347       12,219             --
  Accounting fees............................       78,219        41,519       33,059         26,017
  Legal & audit fees.........................       36,637        19,096       23,337         13,308
  Transfer agent fees........................       67,353        58,616       11,955          9,614
  Custodian fees.............................       32,926        22,025        4,934          4,501
  Printing fees..............................       26,686         8,900       11,027          3,686
  Other expenses.............................       32,380        14,549        4,784         10,309
                                               -----------   -----------   ----------    -----------
  Total Expenses.............................    2,955,689     1,821,209      215,614        268,848
     Less: Expenses voluntarily reduced......     (694,485)     (536,109)     (98,573)      (127,322)
                                               -----------   -----------   ----------    -----------
  Net Expenses...............................    2,261,204     1,285,100      117,041        141,526
                                               -----------   -----------   ----------    -----------
  Net Investment Income (Loss)...............    1,034,161       (58,101)      (1,899)       405,453
                                               -----------   -----------   ----------    -----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment and
     foreign currency transactions...........   24,578,381    10,181,975      484,120         68,534
  Net change in unrealized appreciation of
     investments and translation of assets
     and liabilities in foreign currencies...   12,590,276     1,881,793    1,243,609      1,634,421
                                               -----------   -----------   ----------    -----------
  Net realized/unrealized gains on
     investments and foreign currency........   37,168,657    12,063,768    1,727,729      1,702,955
                                               -----------   -----------   ----------    -----------
  Change in net assets resulting from
     operations..............................  $38,202,818   $12,005,667   $1,725,830    $ 2,108,408
                                               ===========   ===========   ==========    ===========

---------------
* Commencement of operations of the Emerging Growth Fund and the International Equity Fund was July 1, 1998 and February 9, 1999, respectively.

                       See notes to financial statements.

GOVERNOR FUNDS

                        FOR THE YEAR ENDED JUNE 30, 1999

                                           INTERMEDIATE   LIMITED DURATION   PENNSYLVANIA    LIFESTYLE
                                           TERM INCOME       GOVERNMENT       MUNICIPAL     CONSERVATIVE
                                               FUND       SECURITIES FUND     BOND FUND     GROWTH FUND*
                                           ------------   ----------------   ------------   ------------
INVESTMENT INCOME:
  Interest income........................  $ 18,822,291     $ 2,519,847      $ 5,676,536    $        --
  Dividend income........................       551,808          18,846          125,055          1,050
                                           ------------     -----------      -----------    -----------
     Total Income........................    19,374,099       2,538,693        5,801,591          1,050
                                           ------------     -----------      -----------    -----------
EXPENSES:
  Investment advisory fees...............     1,780,672         249,439          691,568             59
  Administration fees....................       386,279          55,421          149,744             --
  Administrative services fees...........       450,763          49,563          176,948             59
  12b-1 fees.............................            --              --               --            118
  Accounting fees........................        93,623          32,985           43,384         12,500
  Legal & audit fees.....................        40,770           3,884           16,170             --
  Transfer agent fees....................        37,289          23,607           30,342          9,024
  Custodian fees.........................        32,536          12,443           19,927             --
  Printing fees..........................        33,907           1,812           14,464             --
  Other expenses.........................        41,428              --           16,325            500
                                           ------------     -----------      -----------    -----------
  Total Expenses.........................     2,897,267         429,154        1,158,872         22,260
     Less: Expenses voluntarily
       reduced...........................    (1,243,542)       (181,894)        (483,019)       (21,829)
                                           ------------     -----------      -----------    -----------
  Net Expenses...........................     1,653,725         247,260          675,853            431
                                           ------------     -----------      -----------    -----------
  Net Investment Income..................    17,720,374       2,291,433        5,125,738            619
                                           ------------     -----------      -----------    -----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains (losses) on
     investment transactions.............    (3,585,583)       (623,703)         472,648              6
  Net change in unrealized appreciation
     of investments......................   (12,283,842)       (150,654)      (3,417,082)         1,249
                                           ------------     -----------      -----------    -----------
  Net realized/unrealized gains (losses)
     on investments......................   (15,869,425)       (774,357)      (2,944,434)         1,255
                                           ------------     -----------      -----------    -----------
  Change in net assets resulting from
     operations..........................  $  1,850,949     $ 1,517,076      $ 2,181,304    $     1,874
                                           ============     ===========      ===========    ===========

---------------
* Commencement of operations of the Lifestyle Conservative Growth Fund was February 3, 1999.

                       See notes to financial statements.

GOVERNOR FUNDS

                        FOR THE YEAR ENDED JUNE 30, 1999

                                               LIFESTYLE                 U.S. TREASURY
                                                MODERATE    LIFESTYLE     OBLIGATIONS
                                                 GROWTH       GROWTH     MONEY MARKET    PRIME MONEY
                                                 FUND*        FUND*          FUND        MARKET FUND
                                               ----------   ----------   -------------   ------------
INVESTMENT INCOME:
  Interest income............................  $       --   $       --    $1,057,380     $13,063,245
  Dividend income............................       1,846          834        14,543          20,677
                                               ----------   ----------    ----------     -----------
     Total Income............................       1,846          834     1,071,923      13,083,922
                                               ----------   ----------    ----------     -----------
EXPENSES:
  Investment advisory fees...................         156          108        86,867       1,012,098
  Administration fees........................          --           --        28,212         330,250
  Administrative services fees...............         156          108        29,325         358,734
  12b-1 fees.................................         311          215            --              --
  Accounting fees............................      12,500       12,500        31,233          77,899
  Legal & audit fees.........................          --           --         9,266          34,224
  Transfer agent fees........................       9,566        9,264        23,285          40,958
  Custodian fees.............................          --           --        13,613          42,336
  Printing fees..............................          --           --         3,229          81,176
  Other expenses.............................         500          500         3,913          34,857
                                               ----------   ----------    ----------     -----------
  Total Expenses.............................      23,189       22,695       228,943       2,012,532
     Less: Expenses voluntarily reduced......     (22,082)     (21,893)      (71,904)       (768,794)
                                               ----------   ----------    ----------     -----------
  Net Expenses...............................       1,107          802       157,039       1,243,738
                                               ----------   ----------    ----------     -----------
  Net Investment Income......................         739           32       914,884      11,840,184
                                               ----------   ----------    ----------     -----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains (losses) on investment
     transactions............................         192           12           (25)           (940)
  Net change in unrealized appreciation of
     investments.............................       8,462       10,679            --              --
                                               ----------   ----------    ----------     -----------
  Net realized/unrealized gains (losses) on
     investments.............................       8,654       10,691           (25)           (940)
                                               ----------   ----------    ----------     -----------
  Change in net assets resulting from
     operations..............................  $    9,393   $   10,723    $  914,859     $11,839,244
                                               ==========   ==========    ==========     ===========

---------------

* Commencement of operations of the Lifestyle Moderate Growth Fund and the Lifestyle Growth Fund was February 4, 1999 and February 18, 1999, respectively.

                       See notes to financial statements.

GOVERNOR FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       ESTABLISHED                   AGGRESSIVE
                                                       GROWTH FUND                   GROWTH FUND
                                               ---------------------------   ---------------------------
                                                 FOR THE        FOR THE        FOR THE        FOR THE
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                   1999           1998           1999           1998
                                               ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)...............  $  1,034,161   $  1,725,318   $    (58,101)  $   (115,475)
  Net realized gains on investment
    transactions.............................    24,578,381      6,257,171     10,181,975      3,491,283
  Net change in unrealized appreciation of
    investments..............................    12,590,276     47,023,379      1,881,793     10,372,778
                                               ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations...............................    38,202,818     55,005,868     12,005,667     13,748,586
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.................    (1,032,871)    (1,728,426)            --             --
  In excess of net investment income.........            --             --       (105,843)        (9,326)
  From net realized gains on investments.....    (6,183,277)    (1,060,223)    (4,572,481)    (1,333,135)
                                               ------------   ------------   ------------   ------------
  Change in net assets from shareholder
    distributions............................    (7,216,148)    (2,788,649)    (4,678,324)    (1,342,461)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued................    29,313,640     50,547,690     26,556,930     35,793,962
  Dividends reinvested.......................     1,760,051         90,582      1,516,422         58,474
  Cost of shares redeemed....................   (60,435,568)   (34,957,454)   (31,500,681)   (17,904,786)
                                               ------------   ------------   ------------   ------------
  Change in net assets from capital
    transactions.............................   (29,361,877)    15,680,818     (3,427,329)    17,947,650
                                               ------------   ------------   ------------   ------------
  Change in net assets.......................     1,624,793     67,898,037      3,900,014     30,353,775
NET ASSETS:
  Beginning of period........................   258,812,277    190,914,240    135,611,595    105,257,820
                                               ------------   ------------   ------------   ------------
  End of period..............................  $260,437,070   $258,812,277   $139,511,609   $135,611,595
                                               ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.....................................     2,116,552      4,017,497      2,621,388      3,165,205
  Reinvested.................................       127,638          7,397        147,909          5,580
  Redeemed...................................    (4,248,252)    (2,769,238)    (3,042,992)    (1,567,686)
                                               ------------   ------------   ------------   ------------
Change in shares.............................    (2,004,062)     1,255,656       (273,695)     1,603,099
                                               ============   ============   ============   ============

                       See notes to financial statements.

GOVERNOR FUNDS

                                                                             INTERNATIONAL
                                                                EMERGING      EQUITY FUND
                                                              GROWTH FUND    -------------
                                                              ------------      FOR THE
                                                                FOR THE         PERIOD
                                                               YEAR ENDED        ENDED
                                                                JUNE 30,       JUNE 30,
                                                                 1999*           1999*
                                                              ------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)..............................   $   (1,899)    $   405,453
  Net realized gains on investment and foreign currency
    transactions............................................      484,120          68,534
  Net change in unrealized appreciation of investments and
    translation of assets and liabilities in foreign
    currencies..............................................    1,243,609       1,634,421
                                                               ----------     -----------
  Net increase in net assets resulting from operations......    1,725,830       2,108,408
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................      (46,465)             --
  From net realized gains on investments....................      (22,739)             --
                                                               ----------     -----------
  Change in net assets from shareholder distributions.......      (69,204)             --
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    8,975,061      40,525,924
  Dividends reinvested......................................       14,626              --
  Cost of shares redeemed...................................     (719,697)     (3,128,752)
                                                               ----------     -----------
  Change in net assets from capital transactions............    8,269,990      37,397,172
                                                               ----------     -----------
  Change in net assets......................................    9,926,616      39,505,580
NET ASSETS:
  Beginning of period.......................................           --              --
                                                               ----------     -----------
  End of period.............................................   $9,926,616     $39,505,580
                                                               ==========     ===========
SHARE TRANSACTIONS:
  Issued....................................................      896,222       4,030,322
  Reinvested................................................        1,360              --
  Redeemed..................................................      (69,086)       (301,058)
                                                               ----------     -----------
Change in shares............................................      828,496       3,729,264
                                                               ==========     ===========

---------------
* Commencement of operations of the Emerging Growth Fund and the International Equity Fund was July 1, 1998 and February 9, 1999, respectively.

                       See notes to financial statements.

GOVERNOR FUNDS

                                                                                    LIMITED DURATION
                                                      INTERMEDIATE TERM                GOVERNMENT
                                                         INCOME FUND                SECURITIES FUND
                                                 ---------------------------   --------------------------
                                                   FOR THE        FOR THE        FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                   JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,
                                                     1999           1998           1999          1998*
                                                 ------------   ------------   ------------   -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........................  $ 17,720,374   $ 14,971,224   $ 2,291,433    $ 1,847,275
  Net realized gains (losses) on investment
    transactions...............................    (3,585,583)     3,610,376      (623,703)        30,849
  Net change in unrealized appreciation of
    investments................................   (12,283,842)     3,699,969      (150,654)      (113,342)
                                                 ------------   ------------   -----------    -----------
  Net increase in net assets resulting from
    operations.................................     1,850,949     22,281,569     1,517,076      1,764,782
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...................   (17,714,534)   (14,851,779)   (2,296,318)    (1,846,910)
  From net realized gains on investments.......    (3,274,801)            --       (13,860)       (14,793)
                                                 ------------   ------------   -----------    -----------
  Change in net assets from shareholder
    distributions..............................   (20,989,335)   (14,851,779)   (2,310,178)    (1,861,703)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..................    88,095,203     90,900,761    37,267,026     46,256,425
  Dividends reinvested.........................     2,942,950        214,237       149,304          8,280
  Cost of shares redeemed......................   (41,483,981)   (30,838,931)  (13,942,370)   (16,807,795)
                                                 ------------   ------------   -----------    -----------
  Change in net assets from capital
    transactions...............................    49,554,172     60,276,067    23,473,960     29,456,910
                                                 ------------   ------------   -----------    -----------
  Change in net assets.........................    30,415,786     67,705,857    22,680,858     29,359,989
NET ASSETS:
  Beginning of period..........................   275,564,739    207,858,882    29,359,989             --
                                                 ------------   ------------   -----------    -----------
  End of period................................  $305,980,525   $275,564,739   $52,040,847    $29,359,989
                                                 ============   ============   ===========    ===========
SHARE TRANSACTIONS:
  Issued.......................................     8,809,597      9,078,840     3,734,444      4,624,486
  Reinvested...................................       296,108         21,445        15,031            829
  Redeemed.....................................    (4,165,244)    (3,082,354)   (1,400,696)    (1,678,847)
                                                 ------------   ------------   -----------    -----------
Change in shares...............................     4,940,461      6,017,931     2,348,779      2,946,468
                                                 ============   ============   ===========    ===========

---------------
* Commencement of operations of the Limited Duration Government Securities Fund was July 1, 1997.

                       See notes to financial statements.

GOVERNOR FUNDS

                                                                                             LIFESTYLE
                                                                PENNSYLVANIA MUNICIPAL      CONSERVATIVE
                                                                       BOND FUND            GROWTH FUND
                                                              ---------------------------   ------------
                                                                FOR THE        FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                JUNE 30,       JUNE 30,       JUNE 30,
                                                                  1999           1998          1999*
                                                              ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................  $  5,125,738   $  5,539,010     $    619
  Net realized gains on investment transactions.............       472,648        859,782            6
  Net change in unrealized appreciation of investments......    (3,417,082)       465,494        1,249
                                                              ------------   ------------     --------
  Net increase in net assets resulting from operations......     2,181,304      6,864,286        1,874
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................    (5,259,960)    (5,661,569)        (610)
  From net realized gains on investments....................      (735,831)            --           --
                                                              ------------   ------------     --------
  Change in net assets from shareholder distributions.......    (5,995,791)    (5,661,569)        (610)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    31,772,680     15,598,673      148,755
  Dividends reinvested......................................       117,634         98,698          100
  Cost of shares redeemed...................................   (34,868,136)   (21,409,397)          --
                                                              ------------   ------------     --------
  Change in net assets from capital transactions............    (2,977,822)    (5,712,026)     148,855
                                                              ------------   ------------     --------
  Change in net assets......................................    (6,792,309)    (4,509,309)     150,119
NET ASSETS:
  Beginning of period.......................................   118,685,150    123,194,459           --
                                                              ------------   ------------     --------
  End of period.............................................  $111,892,841   $118,685,150     $150,119
                                                              ============   ============     ========
SHARE TRANSACTIONS:
  Issued....................................................     3,054,131      1,499,902       14,773
  Reinvested................................................        11,314          9,497           10
  Redeemed..................................................    (3,354,136)    (2,061,340)          --
                                                              ------------   ------------     --------
Change in shares............................................      (288,691)      (551,941)      14,783
                                                              ============   ============     ========

---------------
* Commencement of operations of the Lifestyle Conservative Growth Fund was February 3, 1999.

                       See notes to financial statements.

GOVERNOR FUNDS

                                                               LIFESTYLE      LIFESTYLE
                                                                MODERATE        GROWTH
                                                              GROWTH FUND        FUND
                                                              ------------   ------------
                                                                FOR THE        FOR THE
                                                              PERIOD ENDED   PERIOD ENDED
                                                                JUNE 30,       JUNE 30,
                                                                 1999*          1999*
                                                              ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................   $      739    $        32
  Net realized gains on investment transactions.............          192             12
  Net change in unrealized appreciation of investments......        8,462         10,679
                                                               ----------    -----------
  Net increase in net assets resulting from operations......        9,393         10,723
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................         (689)           (95)
  From net realized gains on investments....................           --             --
                                                               ----------    -----------
  Change in net assets from shareholder distributions.......         (689)           (95)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      285,686        207,387
  Dividends reinvested......................................          258             95
  Cost of shares redeemed...................................       (9,606)          (298)
                                                               ----------    -----------
  Change in net assets from capital transactions............      276,338        207,184
                                                               ----------    -----------
  Change in net assets......................................      285,042        217,812
NET ASSETS:
  Beginning of period.......................................           --             --
                                                               ----------    -----------
  End of period.............................................   $  285,042    $   217,812
                                                               ==========    ===========
SHARE TRANSACTIONS:
  Issued....................................................       27,887         20,235
  Reinvested................................................           26              9
  Redeemed..................................................         (928)           (29)
                                                               ----------    -----------
Change in shares............................................       26,985         20,215
                                                               ==========    ===========

---------------
* Commencement of operations of the Lifestyle Moderate Growth Fund and the Lifestyle Growth Fund was February 4, 1999 and February 18, 1999, respectively.

                       See notes to financial statements.

GOVERNOR FUNDS

                                              U.S. TREASURY OBLIGATIONS             PRIME MONEY
                                                  MONEY MARKET FUND                 MARKET FUND
                                             ---------------------------   -----------------------------
                                               FOR THE        FOR THE         FOR THE         FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                               JUNE 30,       JUNE 30,       JUNE 30,        JUNE 30,
                                                 1999          1998*          1999**           1998
                                             ------------   ------------   -------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....................  $    914,884   $  1,139,900   $  11,840,184   $   8,016,985
  Net realized gains (losses) on investment
    transactions...........................           (25)          (594)           (940)            447
                                             ------------   ------------   -------------   -------------
  Net increase in net assets resulting from
    operations.............................       914,859      1,139,306      11,839,244       8,017,432
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............      (914,884)    (1,139,900)             --      (8,016,985)
    Investor Shares........................            --             --     (11,837,016)             --
    S Shares...............................            --             --          (3,168)             --
                                             ------------   ------------   -------------   -------------
  Change in net assets from shareholder
    distributions..........................      (914,884)    (1,139,900)    (11,840,164)     (8,016,985)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..............    38,220,231     67,930,284     539,505,448     394,707,150
  Dividends reinvested.....................       215,526        226,366       1,410,478         919,724
  Cost of shares redeemed..................   (42,380,450)   (44,636,395)   (496,529,603)   (273,616,855)
                                             ------------   ------------   -------------   -------------
  Change in net assets from capital
    transactions...........................    (3,944,693)    23,520,255      44,386,323     122,010,019
                                             ------------   ------------   -------------   -------------
  Change in net assets.....................    (3,944,718)    23,519,661      44,385,383     122,010,466
NET ASSETS:
  Beginning of period......................    23,519,661             --     217,860,824      95,850,358
                                             ------------   ------------   -------------   -------------
  End of period............................  $ 19,574,943   $ 23,519,661   $ 262,246,207   $ 217,860,824
                                             ============   ============   =============   =============
SHARE TRANSACTIONS:
  Issued...................................    38,220,231     67,930,284     539,505,448     394,707,185
  Reinvested...............................       215,526        226,366       1,410,478         919,745
  Redeemed.................................   (42,380,450)   (44,636,395)   (496,529,603)   (273,616,855)
                                             ------------   ------------   -------------   -------------
Change in shares...........................    (3,944,693)    23,520,255      44,386,323     122,010,075
                                             ============   ============   =============   =============

---------------
 * Commencement of operations of the U.S. Treasury Obligations Money Market Fund was July 1, 1997.
** Effective April 19, 1999, the Fund designated the existing shares as Investor
   Shares and commenced the offering of S Shares.

                       See notes to financial statements.

GOVERNOR FUNDS
ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (97.8%):
Aerospace/Defense--Equipment (2.9%):
  110,000 Loral Space & Communications
            Ltd. (b)....................  $  1,980,000
   60,000 Textron, Inc..................     4,938,750
    9,200 United Technologies Corp......       659,525
                                          ------------
                                             7,578,275
                                          ------------
Agriculture (0.5%):
   30,000 Monsanto Corp.................     1,183,125
                                          ------------
Automotive (2.5%):
   70,000 AutoNation, Inc. (b)..........     1,246,875
   58,000 DaimlerChrysler AG............     5,154,750
                                          ------------
                                             6,401,625
                                          ------------
Automotive Parts (2.0%):
   34,000 Autoliv, Inc..................     1,028,500
   45,000 Dana Corp.....................     2,072,813
   22,000 Eaton Corp....................     2,024,000
                                          ------------
                                             5,125,313
                                          ------------
Banks (3.9%):
   21,000 Allied Irish Banks PLC, ADR...       572,250
   50,000 First Union Corp..............     2,350,000
  125,000 Fleet Financial Group, Inc....     5,546,875
   40,000 Wells Fargo Co................     1,710,000
                                          ------------
                                            10,179,125
                                          ------------
Beverages (2.4%):
  100,000 Coca-Cola Co..................     6,250,000
                                          ------------
Biotechnology (1.3%):
   70,000 Centocor, Inc. (b)............     3,263,750
                                          ------------
Chemicals (1.5%):
   60,000 Hercules, Inc.................     2,358,750
   36,878 Rohm and Haas Co..............     1,581,127
                                          ------------
                                             3,939,877
                                          ------------
Computer Networks (3.7%):
   50,000 Seagate Technology, Inc.
            (b).........................     1,281,250
   90,000 Silicon Graphics, Inc. (b)....     1,473,750
  100,000 Sun Microsystems, Inc. (b)....     6,887,500
                                          ------------
                                             9,642,500
                                          ------------
Computer Software (7.8%):
   40,000 America Online, Inc. (b)......     4,420,000
  160,000 Automatic Data Processing,
            Inc.........................     7,040,000
  160,000 Computer Associates
            International, Inc..........     8,800,000
                                          ------------
                                            20,260,000
                                          ------------

COMMON STOCKS, CONTINUED:
                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
Computers--Main & Mini (0.9%):
  100,000 Compaq Computer Corp..........  $  2,368,750
                                          ------------
Cosmetics/Personal Care (3.1%):
   90,000 Procter & Gamble Co...........     8,032,500
                                          ------------
Diversified/Conglomerate (4.3%):
  100,000 General Electric Co...........    11,300,000
                                          ------------
Electronic Components (3.6%):
   50,000 Micron Technology, Inc. (b)...     2,015,625
   50,000 Motorola, Inc.................     4,737,500
   30,000 Nortel Networks Corp..........     2,604,375
                                          ------------
                                             9,357,500
                                          ------------
Financial Services (10.2%):
  174,000 Capital One Financial Corp....     9,689,625
  100,000 Fannie Mae....................     6,837,500
  100,000 Morgan Stanley Dean Witter
            Discover & Co...............    10,249,999
                                          ------------
                                            26,777,124
                                          ------------
Food Processing & Packaging (1.5%):
  150,000 ConAgra, Inc..................     3,993,750
                                          ------------
Furniture & Furnishings (2.6%):
   50,000 Armstrong World Industries,
            Inc.........................     2,890,625
  112,500 Lancaster Colony Corp.........     3,881,250
                                          ------------
                                             6,771,875
                                          ------------
Manufacturing (0.1%):
    4,000 Minnesota Mining and
            Manufacturing Co............       347,750
                                          ------------
Medical--Hospital Management Services
  (0.3%):
  230,000 Genesis Health Ventures, Inc.
            (b).........................       690,000
                                          ------------
Medical Instruments (4.2%):
  140,000 Medtronic, Inc................    10,902,500
                                          ------------
Medical Health Management Organization
  (1.9%):
   80,000 UnitedHealth Group............     5,010,000
                                          ------------
Mining (1.5%):
   75,000 Potash Corp. of Saskatchewan,
            Inc.........................     3,881,250
                                          ------------
Oil & Gas (4.8%):
  140,000 Coastal Corp..................     5,600,000
    5,000 Exxon Corp....................       385,625
   65,000 Mobil Corp....................     6,435,000
                                          ------------
                                            12,420,625
                                          ------------

                                   Continued

GOVERNOR FUNDS
ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (9.0%):
   56,000 American Home Products
            Corp........................  $  3,220,000
   25,225 AstraZeneca PLC, ADR..........       988,505
   36,000 Johnson & Johnson.............     3,528,000
   16,000 Merck & Co., Inc..............     1,184,000
  250,000 Schering-Plough Corp..........    13,250,000
   21,000 Warner Lambert Co.............     1,456,875
                                          ------------
                                            23,627,380
                                          ------------
Restaurants (1.6%):
  150,000 Wendy's International, Inc....     4,246,875
                                          ------------
Retail--Apparel (2.9%):
  150,000 Gap, Inc......................     7,556,250
                                          ------------
Telecommunications (3.5%):
  140,000 Sprint Corp. FON Group........     7,393,750
   30,000 Sprint Corp. PCS Group (b)....     1,713,750
                                          ------------
                                             9,107,500
                                          ------------
Textile (2.0%):
  240,000 Unifi, Inc. (b)...............     5,100,000
                                          ------------
Tools (4.0%):
  180,000 Danaher Corp..................    10,462,500
                                          ------------
Transportation (0.2%):
   15,000 Burlington Northern Santa Fe
            Corp........................       465,000
                                          ------------
Transportation & Shipping (0.4%):
   25,000 CNF Transportation, Inc.......       959,375
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities Electric (2.6%):
   85,000 Consolidated Edison, Inc......  $  3,846,250
  100,000 Constellation Energy Group....     2,962,500
                                          ------------
                                             6,808,750
                                          ------------
Utilities Gas & Pipeline (4.1%):
   75,000 Sonat, Inc....................     2,484,375
  190,000 Williams Cos., Inc............     8,086,875
                                          ------------
                                            10,571,250
                                          ------------
    Total Common Stocks.................   254,582,094
                                          ------------
INVESTMENT COMPANY SECURITIES (2.3%):
2,053,228 Federated Government
            Obligation Fund.............     2,053,228
4,058,265 Federated Prime Obligation
            Fund........................     4,058,265
                                          ------------
    Total Investment Company
  Securities............................     6,111,493
                                          ------------
DAILY SWEEP VEHICLE (0.0%):
      262 Bank of New York Cash Sweep...           262
                                          ------------
    Total Daily Sweep Vehicle...........           262
                                          ------------
    Total Investments
      (Cost $112,144,232)(a)--100.1%....   260,693,849
    Liabilities in excess of other
  assets--(0.1)%........................     (256,779)
                                          ------------
    TOTAL NET ASSETS--100.0%............  $260,437,070
                                          ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $157,155,905
         Unrealized depreciation.........................    (8,606,288)
                                                           ------------
         Net unrealized appreciation.....................  $148,549,617
                                                           ============

(b) Represents non-income producing securities.

ADR  -- American Depository Receipt
AG   -- Company (Austria, Germany, Switzerland)

                       See notes to financial statements.

GOVERNOR FUNDS
AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (94.8%):
Aerospace/Defense--Equipment (4.3%):
   75,000 Cordant Technologies, Inc.....  $  3,389,063
   40,000 Northrop Grumman Corp.........     2,652,500
                                          ------------
                                             6,041,563
                                          ------------
Automotive Parts (3.5%):
  110,000 Gentex Corp. (b)..............     3,080,000
  110,000 MascoTech, Inc................     1,863,125
                                          ------------
                                             4,943,125
                                          ------------
Banks (2.0%):
   66,000 First American
            Corp.--Tennessee............     2,743,125
                                          ------------
Biotechnology (0.2%):
   80,000 Interneuron Pharmaceuticals,
            Inc. (b)....................       220,000
                                          ------------
Capital Goods (0.6%):
   70,000 Lydall, Inc. (b)..............       805,000
                                          ------------
Chemicals (4.0%):
  130,000 Airgas, Inc. (b)..............     1,592,500
   90,000 Lesco, Inc....................     1,721,250
   60,000 Valspar Corp..................     2,280,000
                                          ------------
                                             5,593,750
                                          ------------
Communication--Equipment (0.1%):
  100,000 Transcrypt International, Inc.
            (b).........................       137,500
                                          ------------
Computer Networks (4.4%):
  215,000 Computer Network Tech Corp.
            (b).........................     4,649,375
   60,000 Seagate Technology, Inc.
            (b).........................     1,537,500
                                          ------------
                                             6,186,875
                                          ------------
Computer Software (15.0%):
  100,000 Affiliated Computer Services,
            Inc. (b)....................     5,062,500
   60,000 Ansys, Inc. (b)...............       596,250
   50,000 Applied Graphics Technologies,
            Inc. (b)....................       631,250
   40,000 AXENT Technologies, Inc.
            (b).........................       445,000
  200,000 Compuware Corp. (b)...........     6,362,499
   65,000 Dialogic Corp. (b)............     2,851,875
   84,000 Drexler Technology Corp.
            (b).........................       798,000
   30,000 Engineering Animation, Inc.
            (b).........................       635,625
  100,000 Epicor Software Corp. (b).....       743,750
  100,000 Mosaix, Inc. (b)..............     1,281,250
   50,000 Security Dynamics
            Technologies, Inc. (b)......     1,062,500
   40,000 Systems & Computer Technology
            Corp. (b)...................       582,500
                                          ------------
                                            21,052,999
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Computers (3.6%):
   45,000 Computer Horizons Corp. (b)...  $    621,563
  150,000 Hutchinson Technology, Inc.
            (b).........................     4,162,500
    5,000 RadiSys Corp. (b).............       194,375
                                          ------------
                                             4,978,438
                                          ------------
Educational Services (2.6%):
  160,000 DeVry, Inc. (b)...............     3,580,000
                                          ------------
Electrical Equipment (2.6%):
   94,000 C-Cube Microsystems, Inc.
            (b).........................     2,978,625
   70,000 Cirrus Logic, Inc. (b)........       621,250
                                          ------------
                                             3,599,875
                                          ------------
Electronic Components (0.8%):
   36,000 ATMI, Inc. (b)................     1,071,000
                                          ------------
Financial Services (1.7%):
   50,000 Financial Federal Corp. (b)...     1,100,000
   80,000 Willis Lease Finance Corp.
            (b).........................     1,305,000
                                          ------------
                                             2,405,000
                                          ------------
Financial-Securities Brokers (4.3%):
  120,000 Legg Mason, Inc...............     4,620,000
   60,000 United Asset Management
            Corp........................     1,365,000
                                          ------------
                                             5,985,000
                                          ------------
Food & Related (3.3%):
   50,000 U.S. Foodservice (b)..........     2,131,250
   50,000 Whole Foods Market, Inc.
            (b).........................     2,403,125
                                          ------------
                                             4,534,375
                                          ------------
Furniture & Furnishings (3.0%):
   90,000 Bush Industries, Inc..........     1,451,250
  100,000 Leggett & Platt, Inc..........     2,781,250
                                          ------------
                                             4,232,500
                                          ------------
Homebuilders--Mobile Homes (2.2%):
   50,000 Fleetwood Enterprises, Inc....     1,321,875
   75,000 Winnebago Industries, Inc.....     1,687,500
                                          ------------
                                             3,009,375
                                          ------------
Household Products (1.8%):
   40,000 Premark International, Inc....     1,500,000
   40,000 Tupperware Corp...............     1,020,000
                                          ------------
                                             2,520,000
                                          ------------
Insurance (1.2%):
   35,000 Arthur J. Gallagher &
            Company.....................     1,732,500
                                          ------------
Machinery & Equipment (2.3%):
  120,000 Flow International Corp.
            (b).........................     1,297,500
  200,000 PSC, Inc. (b).................     1,962,500
                                          ------------
                                             3,260,000
                                          ------------

                                   Continued

GOVERNOR FUNDS
AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Medical--Biotechnology (1.7%):
   40,000 Incyte Pharmaceuticals, Inc.
            (b).........................  $  1,057,500
  200,000 Integra Lifesciences Corp.
            (b).........................     1,287,500
                                          ------------
                                             2,345,000
                                          ------------
Medical--Hospital Management Services (1.2%):
   50,000 Cerner Corp. (b)..............     1,048,438
  200,000 Genesis Health Ventures, Inc.
            (b).........................       600,000
                                          ------------
                                             1,648,438
                                          ------------
Medical Equipment & Supplies (12.7%):
   57,000 Alkermes, Inc. (b)............     1,318,125
  140,000 Mentor Corp. Minnesota........     2,607,500
   60,000 Respironics, Inc. (b).........       907,500
   70,000 St. Jude Medical, Inc. (b)....     2,493,750
  140,000 Syncor International Corp.
            (b).........................     5,040,000
   10,000 TECHNE Corp. (b)..............       253,750
   64,000 Visx, Inc. (b)................     5,068,000
                                          ------------
                                            17,688,625
                                          ------------
Medical--Health Management Organization (1.3%):
   30,000 UnitedHealth Group............     1,878,750
                                          ------------
Oil & Gas (1.5%):
   50,000 Forest Oil Corp. (b)..........       628,125
  100,000 Patina Oil & Gas Corp.........       631,250
  130,000 Range Resources Corp..........       796,250
                                          ------------
                                             2,055,625
                                          ------------
Real Estate Investment Trust (0.4%):
   39,999 Meditrust Corp................       522,487
                                          ------------
Technology Equipment (3.2%):
   75,000 CFM Technologies, Inc. (b)....       750,000
  100,000 Credence Systems Corp. (b)....     3,712,500
                                          ------------
                                             4,462,500
                                          ------------
Telecommunication--Equipment (2.5%):
  150,000 Digi International, Inc.
            (b).........................     1,565,625
   60,000 ECI Telecommunications,
            Ltd.........................     1,991,250
                                          ------------
                                             3,556,875
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Telecommunications--Services and Equipment (2.2%):
   50,000 PictureTel Corp. (b)..........  $    400,000
   92,000 Transaction Network Services,
            Inc. (b)....................     2,691,000
                                          ------------
                                             3,091,000
                                          ------------
Textile (2.3%):
  150,000 Unifi, Inc. (b)...............     3,187,500
                                          ------------
Utilities--Electric (1.5%):
  110,000 Trigen Energy Corp............     2,090,000
                                          ------------
Wholesale--Food Products (0.8%):
   65,000 Worthington Foods, Inc........     1,072,500
                                          ------------
    Total Common Stocks.................   132,231,300
                                          ------------
INVESTMENT COMPANY SECURITIES (5.5%):
  610,394 Federated Government
            Obligation Fund.............       610,394
6,000,477 Federated Prime Obligation
            Fund........................     6,000,476
  557,241 Governor Prime Money Market
            Fund........................       557,241
  558,533 Governor U.S. Treasury
            Obligations Money Market
            Fund........................       558,533
                                          ------------
    Total Investment Company
  Securities............................     7,726,644
                                          ------------
DAILY SWEEP VEHICLE (0.0%):
      386 Bank of New York Cash Sweep...           386
                                          ------------
    Total Daily Sweep Vehicle...........           386
                                          ------------
    Total Investments
      (Cost $92,844,012) (a)--100.3%....   139,958,330
    Liabilities in excess of other
      assets -(0.3)%                          (446,721)
                                          ------------
    TOTAL NET ASSETS--100.0%              $139,511,609
                                          ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $45,626. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 58,461,879
         Unrealized depreciation.........................   (11,393,187)
                                                           ------------
         Net unrealized appreciation.....................  $ 47,068,692
                                                           ============

(b) Represents non-income producing securities.

                       See notes to financial statements.

GOVERNOR FUNDS
EMERGING GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (94.7%):
Automotive Parts (5.6%):
   20,000 Impco Technologies, Inc.
            (b).........................  $    255,000
    9,000 Strattec Security Corp. (b)...       303,750
                                          ------------
                                               558,750
                                          ------------
Banks (0.6%):
    5,000 Colorado Business Bankshares
            (b).........................        57,500
                                          ------------
Computer Software (7.4%):
   23,500 Advanced Communications
            Systems, Inc. (b)...........       321,656
    7,500 SPSS, Inc. (b)................       192,656
   15,000 Systems & Computer Technology
            Corp. (b)...................       218,438
                                          ------------
                                               732,750
                                          ------------
Construction Materials (3.5%):
   10,500 Dayton Superior Corp. (b).....       194,906
    6,500 LSI Industries, Inc...........       156,813
                                          ------------
                                               351,719
                                          ------------
Containers (1.5%):
    7,500 Mobile Mini, Inc. (b).........       146,719
                                          ------------
Educational Services (3.1%):
   29,000 Quest Education Corp. (b).....       306,313
                                          ------------
Electronic Components (2.6%):
    5,000 Aavid Thermal Technologies,
            Inc. (b)....................       113,125
    5,000 ATMI, Inc. (b)................       148,750
                                          ------------
                                               261,875
                                          ------------
Financial Services (8.0%):
   17,500 Financial Federal Corp. (b)...       384,999
   11,500 Linc Capital, Inc. (b)........       102,063
    5,000 Medallion Financial Corp......        95,313
   13,000 Willis Lease Finance Corp.
            (b).........................       212,062
                                          ------------
                                               794,437
                                          ------------
Furniture & Furnishings (3.9%):
    6,000 American Woodmark Corp........       211,500
   10,000 CompX International, Inc.
            (b).........................       178,750
                                          ------------
                                               390,250
                                          ------------
Insurance (1.8%):
   30,000 Gainsco, Inc..................       176,250
                                          ------------
Leisure (1.1%):
    6,000 Brass Eagle, Inc. (b).........       112,500
                                          ------------
Machinery & Equipment (6.1%):
   20,000 A.S.V., Inc. (b)..............       452,500
   18,700 Lancer Corp. (b)..............       156,613
                                          ------------
                                               609,113
                                          ------------

COMMON STOCKS, CONTINUED:
                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
Manufacturing (3.4%):
   12,700 Koala Corp. (b)...............  $    339,725
                                          ------------
Medical--Biotechnology (2.1%):
   20,000 Neose Technologies, Inc.
            (b).........................       203,750
                                          ------------
Medical Equipment & Supplies (16.6%):
    7,500 Colorado Medtech, Inc. (b)....       164,531
   30,000 Endocardial Solutions, Inc.
            (b).........................       283,125
   22,000 ICU Medical, Inc. (b).........       389,124
   10,000 Merdian Diagnostics, Inc......        71,250
   16,000 Sterile Recoveries, Inc.
            (b).........................       185,000
   12,000 Surmodics, Inc. (b)...........       196,500
   10,000 Syncor International Corp.
            (b).........................       360,000
                                          ------------
                                             1,649,530
                                          ------------
Medical Services (2.6%):
   12,500 Hooper Holmes, Inc............       254,688
                                          ------------
Medical--Health Management Organization (3.4%):
   22,000 America Service Group, Inc.
            (b).........................       335,500
                                          ------------
Metal Fabricate/Hardware (1.8%):
   20,000 Sun Hydraulics Corp...........       175,000
                                          ------------
Oil & Gas (4.4%):
   10,000 Evergreen Resources, Inc.
            (b).........................       251,875
   14,000 Patina Oil & Gas Corp.........        88,375
   15,000 Range Resources Corp..........        91,875
                                          ------------
                                               432,125
                                          ------------
Pharmaceuticals (0.6%):
    2,500 D & K Healthcare Resources,
            Inc. (b)....................        59,688
                                          ------------
Real Estate Investment Trust (1.5%):
   15,000 ElderTrust....................       152,813
                                          ------------
Recreational Vehicles (2.5%):
   10,000 National RV Holdings, Inc.
            (b).........................       245,625
                                          ------------
Retail--Special Line (1.3%):
    6,000 Hibbett Sporting Goods, Inc.
            (b).........................       132,000
                                          ------------
Telecommunications--Services and Equipment (7.6%):
   20,000 Tollgrade Communications, Inc.
            (b).........................       305,000
   15,500 Transaction Network Services,
            Inc. (b)....................       453,374
                                          ------------
                                               758,374
                                          ------------
Wholesale--Food Products (1.7%):
   10,000 Worthington Foods, Inc........       165,000
                                          ------------
      Total Common Stocks...............     9,401,994
                                          ------------

                                   Continued

GOVERNOR FUNDS
EMERGING GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
INVESTMENT COMPANY SECURITIES (2.0%):
      628 Federated Government
            Obligation Fund.............  $        628
  169,069 Federated Prime Obligation
            Fund........................       169,069
   24,880 Governor Prime Money Market
            Fund........................        24,880
    4,200 Governor U.S. Treasury
            Obligations Money Market
            Fund........................         4,200
                                          ------------
    Total Investment Company
  Securities............................       198,777
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
DAILY SWEEP VEHICLE (0.0%):
    1,847 Bank of New York Cash Sweep...  $      1,847
                                          ------------
    Total Daily Sweep Vehicle...........         1,847
                                          ------------
    Total Investments
      (Cost $8,359,009) (a)--96.7%......     9,602,618
    Other assets in excess of
  liabilities--3.3%.....................       323,998
                                          ------------
    TOTAL NET ASSETS--100.0%............  $  9,926,616
                                          ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $43,250. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $  1,704,254
         Unrealized depreciation.........................      (503,895)
                                                           ------------
         Net unrealized appreciation.....................  $  1,200,359
                                                           ============

(b) Represents non-income producing securities.

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (95.7%):
AUSTRALIA (5.4%):
Airlines (0.3%):
   37,300 Qantas Airways Ltd............  $    123,201
                                          ------------
Banks (1.3%):
   17,700 National Australia Bank
            Ltd.........................       292,901
   28,500 Westpac Banking Corp., Ltd....       184,875
                                          ------------
                                               477,776
                                          ------------
Broadcasting & Publishing (0.6%):
   27,400 News Corp., Ltd...............       233,781
                                          ------------
Building Products (0.2%):
   25,400 CSR Ltd.......................        72,631
                                          ------------
Commercial Services (0.2%):
    3,700 Brambles Industries Ltd.......        97,475
                                          ------------
Diversified Products (0.1%):
    4,800 Orica Ltd.....................        26,215
                                          ------------
Financial Services (0.2%):
    6,000 Lend Lease Corp., Ltd.........        82,381
                                          ------------
Insurance (0.4%):
    8,800 AMP Ltd.......................        96,204
   17,000 QBE Insurance Group Ltd.......        64,703
                                          ------------
                                               160,907
                                          ------------
Metals (0.3%):
    7,300 RIO Tinto Ltd.................       119,699
                                          ------------
Mining (0.7%):
   19,000 Broken Hill Proprietary Co.,
            Ltd.........................       220,090
   12,500 WMC Ltd.......................        53,698
                                          ------------
                                               273,788
                                          ------------
Oil & Gas (0.1%):
   17,700 Santos Ltd....................        57,994
                                          ------------
Packaging and Containers (0.1%):
    7,300 Amcor Ltd.....................        40,579
                                          ------------
Retail--Specialty Stores (0.2%):
   26,400 David Jones Ltd...............        25,863
   14,400 Woolworths Ltd................        47,896
                                          ------------
                                                73,759
                                          ------------
Telecommunications (0.7%):
   48,200 Telstra Corp., Ltd............       276,199
                                          ------------
                                             2,116,385
                                          ------------
AUSTRIA (0.2%):
Tobacco (0.2%):
    1,100 Austria Tabakwerke AG.........        64,094
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
BELGIUM (1.3%):
Banks (0.3%):
    2,130 KBC Bancassurance Holding.....  $    126,305
                                          ------------
Insurance--Multiline (1.0%):
   12,460 Fortis AG.....................       391,273
                                          ------------
                                               517,578
                                          ------------
DENMARK (0.4%):
Telecommunications (0.4%):
    3,000 Tele Danmark A/S..............       147,669
                                          ------------
FINLAND (1.9%):
Banks (0.4%):
   27,300 Merita Ltd., Class A..........       155,127
                                          ------------
Paper Products (0.6%):
    7,800 UPM-Kymmene Oyj...............       241,318
                                          ------------
Telecommunication--Equipment (0.9%):
    4,100 Nokia Oyj.....................       359,399
                                          ------------
                                               755,844
                                          ------------
FRANCE (9.3%):
Aerospace/Defense (0.3%):
    5,260 Aerospatiale-Matra............       121,238
                                          ------------
Airlines (0.4%):
    8,120 Groupe Air France (b).........       144,869
                                          ------------
Auto Parts (0.3%):
    2,480 Michelin (C.G.D.E.), Class
            B...........................       101,458
                                          ------------
Banks (0.9%):
    2,380 Banque Nationale de Paris.....       198,318
    1,000 Societe Generale..............       176,245
                                          ------------
                                               374,563
                                          ------------
Building Products (0.4%):
      930 Compagnie de Saint Gobain.....       148,179
                                          ------------
Chemicals--Specialty (0.5%):
    1,350 L'Air Liquide.................       212,313
                                          ------------
Diversified Products (1.1%):
    1,380 Lyonnaise des Eaux SA.........       248,910
    2,336 Vivendi.......................       189,231
                                          ------------
                                               438,141
                                          ------------
Electrical and Electronics (0.7%):
    8,250 Thomson CSF...................       286,720
                                          ------------
Food & Related (0.6%):
      990 Groupe Danone.................       255,240
                                          ------------
Food Products & Services (0.4%):
    1,200 Carrefour Supermarche SA......       176,348
                                          ------------

                                   Continued

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
Oil & Gas (1.6%):
    2,280 Elf Aquitaine SA..............  $    334,590
    1,850 Total Fina SA, Class B........       238,673
                                          ------------
                                               573,263
                                          ------------
Pharmaceuticals (0.4%):
    3,730 Rhone-Poulenc SA..............       170,445
                                          ------------
Telecommunications (0.7%):
    3,770 France Telecom SA.............       284,789
                                          ------------
Tobacco (1.0%):
    7,000 SEITA.........................       404,259
                                          ------------
                                             3,691,825
                                          ------------
GERMANY (10.8%):
Auto Parts (0.4%):
    7,350 Continental AG................       174,337
                                          ------------
Automotive (1.2%):
    4,000 DaimlerChrysler AG (b)........       346,508
    1,850 Volkswagen AG.................       118,478
                                          ------------
                                               464,986
                                          ------------
Banks (1.7%):
    7,122 Deutsche Bank AG..............       434,441
    7,250 Dresdner Bank AG..............       283,368
                                          ------------
                                               717,809
                                          ------------
Chemicals (1.3):
   12,050 Bayer AG......................       502,045
                                          ------------
Computer Software (0.3%):
      300 SAP AG........................       101,477
                                          ------------
Diversified Products (1.7%):
   11,550 Veba AG.......................       678,939
                                          ------------
Insurance (0.9%):
    1,252 Allianz AG....................       347,320
                                          ------------
Machinery & Equipment (1.1%):
    2,850 Mannesmann AG.................       425,292
                                          ------------
Multiple Industry (1.3%):
    6,500 Siemens AG....................       501,405
                                          ------------
Telecommunications (0.9%):
    8,050 Deutsche Telekom AG...........       337,881
                                          ------------
                                             4,251,491
                                          ------------
ITALY (2.7%):
Banks (0.4%):
   12,000 San Paolo-IMI SpA.............       163,354
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
ITALY, CONTINUED:
Chemicals (0.3%):
   70,200 Montedison SpA................  $    114,385
                                          ------------
Food Products & Services (0.3%):
   16,000 La Rinascente SpA.............       121,113
                                          ------------
Insurance (0.7%):
    8,000 Assicurazioni Generali........       277,206
                                          ------------
Oil & Gas (1.0%):
   65,000 ENI SpA.......................       388,119
                                          ------------
                                             1,064,177
                                          ------------
JAPAN (24.1%):
Auto Parts (0.9%):
    6,000 Bridgestone Corp..............       181,433
    9,000 Denso Corp....................       182,921
                                          ------------
                                               364,354
                                          ------------
Automotive (1.6%):
    8,000 Honda Motor Co., Ltd..........       339,073
   10,000 Toyota Motor Corp.............       316,434
                                          ------------
                                               655,507
                                          ------------
Banks (1.4%):
   18,000 Bank of Tokyo-Mitsubishi
            Ltd.........................       256,238
   12,000 Sanwa Bank Ltd................       118,080
   13,000 Sumitomo Bank Ltd.............       161,216
                                          ------------
                                               535,534
                                          ------------
Brewery (0.4%):
   12,000 Kirin Brewery Co., Ltd........       143,759
                                          ------------
Building Products (1.2%):
   21,000 Daikin........................       243,770
   18,000 Obayashi Corp.................        90,568
   12,000 Sekisui House Ltd.............       129,482
                                          ------------
                                               463,820
                                          ------------
Chemicals (0.8%):
   11,000 Kaneka Corp...................       103,605
    2,000 Shin-Etsu Chemical Co.........        66,922
   28,000 Sumitomo Chemical Co., Ltd....       128,392
                                          ------------
                                               298,919
                                          ------------
Computers (0.9%):
   18,000 Fujitsu Ltd...................       362,123
                                          ------------
Construction (0.1%):
    5,000 Daiwa House Industry Co.,
            Ltd.........................        52,588
                                          ------------
Consumer Goods and Services (0.5%):
    7,000 KAO Corp......................       196,635
                                          ------------

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Electrical and Electronics (4.3%):
    4,300 Fanuc Co., Ltd................  $    230,923
   13,000 Matsushita Electric Industrial
            Co., Ltd....................       252,404
   17,000 NGK Insulators Ltd............       177,534
    3,000 Secom Co., Ltd................       312,302
    2,400 Sony Corp.....................       258,765
   12,000 Sumitomo Electric Inds........       136,422
    2,000 TDK Corp......................       182,921
   26,000 Toshiba Corp..................       185,383
                                          ------------
                                             1,736,654
                                          ------------
Financial Services (1.0%):
    2,100 Acom Co., Ltd.................       181,309
   18,000 Nomura Securities Co., Ltd....       210,731
                                          ------------
                                               392,040
                                          ------------
Food & Related (0.3%):
    8,000 Nippon Meat Packers, Inc......       104,432
                                          ------------
Insurance (0.3%):
   10,000 Tokio Marine & Fire Insurance
            Co..........................       108,645
                                          ------------
Machinery & Equipment (0.2%):
   11,000 Amada Co., Ltd................        77,704
                                          ------------
Medical Equipment & Supplies (0.3%):
    2,000 Hoya Corp.....................       112,859
                                          ------------
Office Equipment & Services (0.7%):
    9,000 Canon, Inc....................       258,766
                                          ------------
Office Furnishings (0.1%):
    3,000 Kokuyo Co.....................        48,333
                                          ------------
Pharmaceuticals (1.6%):
    9,000 Dai-Ichi Pharmaceutical
            Corp........................       139,644
    8,000 Sankyo Co., Ltd...............       201,593
    7,000 Takeda Chemical Industries....       324,448
                                          ------------
                                               665,685
                                          ------------
Photographic Equipment (0.3%):
    3,000 Fuji Photo Film Co., Ltd......       113,520
                                          ------------
Printing & Publishing (0.4%):
   10,000 Dai Nippon Printing Co.,
            Ltd.........................       159,870
                                          ------------
Real Estate (0.5%):
   20,000 Mitsubishi Estate Co., Ltd....       195,148
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Retail (1.3%):
   10,000 Citizen Watch Co., Ltd........  $     86,751
    5,000 Ito-Yokado Co, Ltd............       334,611
    6,000 Marui Co., Ltd................        99,144
                                          ------------
                                               520,506
                                          ------------
Steel (0.4%):
   73,000 Nippon Steel Corp.............       169,478
                                          ------------
Textile (0.4%):
   13,000 Kuraray Co., Ltd..............       156,383
                                          ------------
Toys (0.5%):
    1,200 Nintendo Co., Ltd.............       168,644
    1,400 Sega Enterprises..............        18,518
                                          ------------
                                               187,162
                                          ------------
Transportation (0.7%):
       31 East Japan Railway Co.........       166,479
    6,000 Yamato Transport Co., Ltd.....       104,597
                                          ------------
                                               271,076
                                          ------------
Utilities--Electric (0.6%):
   11,000 Tokyo Electric Power..........       232,203
                                          ------------
Utilities--Gas & Pipeline (0.4%):
   49,000 Osaka Gas Co., Ltd............       166,388
                                          ------------
Utilities--Telephone (1.4%):
       46 Nippon Telegraph & Telephone
            Corp........................       535,873
                                          ------------
Wholesale Distribution (0.6%):
   35,000 Mitsubishi Corp...............       237,119
                                          ------------
                                             9,523,083
                                          ------------
NETHERLANDS (4.8%):
Banks (1.5%):
   10,900 ING Groep NV..................       590,147
                                          ------------
Beverages and Tobacco (0.3%):
    2,000 Heineken NV...................       102,405
                                          ------------
Broadcasting & Publishing (0.7%):
   24,000 Elsevier NV...................       278,444
                                          ------------
Food Products & Services (0.6%):
    3,342 Unilever NV CVA...............       225,230
                                          ------------
Oil & Gas (0.9%):
    6,400 Royal Dutch Petroleum Co......       374,888
                                          ------------
Telecommunications (0.8%):
    6,903 Royal KPN NV..................       323,909
                                          ------------
                                             1,895,023
                                          ------------

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
NEW ZEALAND (1.0%):
Beverages and Tobacco (0.1%):
   18,400 Lion Nathan Ltd...............  $     44,072
                                          ------------
Business & Public Services (0.1%):
   14,700 Auckland International Airport
            Ltd.........................        22,590
                                          ------------
Paper Products (0.1%):
   25,200 Carter Holt Harvey Ltd........        30,180
   31,700 Fletcher Challenge Paper......        23,686
                                          ------------
                                                53,866
                                          ------------
Telecommunications (0.7%):
   59,700 Telecom Corp. of New Zealand
            Ltd.........................       256,254
                                          ------------
                                               376,782
                                          ------------
NORWAY (0.3%):
Diversified Products (0.1%):
    1,400 Norsk Hydro ASA...............        52,819
Paper Products (0.2%):
    2,000 Norske Skogindustrier ASA.....        73,676
                                          ------------
                                               126,495
                                          ------------
PORTUGAL (0.4%):
Utilities--Electric (0.4%):
    9,500 Electricidade de Portugal
            SA..........................       171,057
                                          ------------
SINGAPORE (0.8%):
Banks (0.2%):
   14,000 United Overseas Bank Ltd......        97,858
                                          ------------
Broadcasting & Publishing (0.6%):
   13,000 Singapore Press Holdings......       221,443
                                          ------------
                                               319,301
                                          ------------
SPAIN (2.2%):
Banks (1.0%):
    1,905 Banco Popular Espanol SA......       137,029
   25,880 Banco Santander Central
            Hispano SA..................       269,567
                                          ------------
                                               406,596
                                          ------------
Telecommunications (0.7%):
    5,681 Telefonica de Espana (b)......       273,658
                                          ------------
Utilities--Electric (0.5%):
    8,362 Endesa SA.....................       178,334
                                          ------------
                                               858,588
                                          ------------
SWEDEN (2.5%):
Banks (0.3%):
   18,380 Nordbanken Holding AB.........       107,447
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
SWEDEN, CONTINUED:
Financial Services (0.4%):
   13,960 Investor AB...................  $    155,992
                                          ------------
Furniture & Furnishings (0.7%):
   14,740 Electrolux AB, Series B.......       308,609
                                          ------------
Telecommunication--Equipment (0.6%):
    7,410 Telefonaktiebolaget LM
            Ericsson, Class B...........       237,507
                                          ------------
Tobacco (0.5%):
   53,040 Swedish Match AB..............       189,033
                                          ------------
                                               998,588
                                          ------------
SWITZERLAND (5.1%):
Building Products (0.4%):
      134 Holderbank Financiere Glarus
            AG..........................       158,170
                                          ------------
Commercial Services (0.1%):
       95 Adecco SA, Registered (b).....        50,904
                                          ------------
Food & Related (1.3%):
      295 Nestle SA, Registered.........       531,520
                                          ------------
Insurance (0.2%):
       40 Schweizerische
            Rueckversicherungs-
              Gesellschaft...............       76,162
                                          ------------
Pharmaceuticals (2.3%):
      333 Novartis AG, Registered.......       486,244
       39 Roche Holding AG..............       400,891
                                          ------------
                                               887,135
                                          ------------
Telecommunications (0.8%):
      868 Swisscom AG, Registered.......       326,633
                                          ------------
                                             2,030,524
                                          ------------
UNITED KINGDOM (22.5%):
Airlines (0.4%):
   23,000 British Airways PLC...........       158,706
                                          ------------
Banks (2.0%):
    9,000 Barclays PLC..................       261,886
   38,000 Lloyds TSB Group PLC..........       515,135
                                          ------------
                                               777,021
                                          ------------
Beverages and Tobacco (0.7%):
   25,000 Diageo PLC....................       261,075
                                          ------------
Broadcasting & Publishing (1.1%):
   26,000 Reed International PLC........       173,464
   27,000 United News & Media PLC.......       259,617
                                          ------------
                                               433,081
                                          ------------

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Chemicals (1.1%):
   23,000 BOC Group PLC.................  $    449,561
                                          ------------
Coal (0.1%):
   29,000 RJB Mining PLC................        23,999
                                          ------------
Consumer Goods and Services (0.4%):
   14,000 Reckitt & Colman PLC..........       145,981
                                          ------------
Food Products & Services (1.5%):
    8,000 J Sainsbury PLC...............        50,442
  139,000 Tesco PLC.....................       357,690
   19,000 Unilever PLC..................       169,066
                                          ------------
                                               577,198
                                          ------------
Industrial Goods and Services (0.6%):
   43,000 Charter PLC...................       252,145
                                          ------------
Insurance (1.8%):
   17,000 Allied Zurich PLC.............       213,707
   29,000 Prudential Corp. PLC..........       426,957
   10,000 Royal & Sun Alliance Insurance
            Group PLC...................        89,691
                                          ------------
                                               730,355
                                          ------------
Manufacturing (1.9%):
   93,000 FKI PLC.......................       288,882
   46,000 General Electric Co., PLC.....       469,138
                                          ------------
                                               758,020
                                          ------------
Medical Equipment & Supplies (0.5%):
   30,000 Nycomed Amersham PLC..........       208,544
                                          ------------
Mining (1.1%):
   25,000 RIO Tinto PLC.................       419,099
                                          ------------
Oil & Gas (1.7%):
   38,000 BP Amoco PLC..................       681,056
                                          ------------
Pharmaceuticals (1.8%):
    5,115 AstraZeneca PLC...............       199,143
   18,000 Glaxo Wellcome PLC............       500,223
                                          ------------
                                               699,366
                                          ------------
Restaurants (0.3%):
   24,400 Greenalls Group PLC...........       136,539
                                          ------------
Retail--General Merchandise (1.8%):
   15,000 Boots Co., PLC................       178,161
   44,000 House of Fraser PLC...........        60,688
   85,000 Marks & Spencer PLC...........       491,727
                                          ------------
                                               730,576
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Telecommunication--Equipment (0.6%):
   15,000 British Telecom PLC...........  $    251,341
                                          ------------
Textile (0.2%):
   79,000 Coats Viyella PLC.............        63,509
                                          ------------
Transportation (0.4%):
   10,000 Peninsular & Orient Steam
            Navigation Co...............       150,143
                                          ------------
Utilities--Electric (1.6%):
   36,000 National Power PLC............       262,170
   38,000 Scottish & Southern Energy
            PLC.........................       388,747
                                          ------------
                                               650,917
                                          ------------
Utilities--Water (0.9%):
   12,000 Thames Water PLC..............       190,291
   21,000 Yorkshire Water PLC...........       145,981
                                          ------------
                                               336,272
                                          ------------
                                             8,894,504
                                          ------------
    Total Common Stocks
      (Cost $36,097,433)................    37,803,008
                                          ------------
PREFERRED STOCKS (0.2%):
AUSTRALIA (0.2%):
Broadcasting & Publishing (0.2%):
    9,100 News Corp., Ltd...............        69,330
                                          ------------
    Total Preferred Stocks
      (Cost $61,509)....................        69,330
                                          ------------
DAILY SWEEP VEHICLE (3.5%):
1,384,483 Bank of New York Cash Sweep...     1,384,483
                                          ------------
    Total Daily Sweep Vehicle
      (Cost $1,384,483).................     1,384,483
                                          ------------
    Total Investments
      (Cost $37,543,425) (a)--99.4%.....    39,256,821
    Other assets in excess of
  liabilities--0.6%.....................       248,759
                                          ------------
    TOTAL NET ASSETS--100.0%............    39,505,580
                                          ============

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $56,232. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $  3,215,418
         Unrealized depreciation.........................    (1,511,665)
                                                           ------------
         Net Unrealized appreciation.....................  $  1,703,753
                                                           ============

(b) Represents non-income producing securities.

At June 30, 1999, the Fund's open forward foreign currency contracts were as follows:

                                                                                                        UNREALIZED
                                                              DELIVERY     CONTRACT       MARKET      APPRECIATION/
CURRENCY                                                        DATE        VALUE         VALUE       (DEPRECIATION)
--------                                                      --------    ----------    ----------    --------------
SHORT CONTRACTS:
British Pound...............................................  8/12/99     $4,129,142    $4,021,706      $  107,436
Euro Dollar.................................................  8/12/99        547,600       517,180          30,420
Japanese Yen................................................  8/12/99      3,285,025     3,185,152          99,873
                                                                          ----------    ----------      ----------
TOTAL SHORT CONTRACTS.......................................              $7,961,767    $7,724,038      $  237,729
                                                                          ----------    ----------      ----------
LONG CONTRACTS:
Australian Dollar...........................................  8/12/99     $1,954,545    $1,984,411      $   29,866
British Pound...............................................  8/12/99        241,680       236,571          (5,109)
Euro Dollar.................................................  8/12/99      3,844,620     3,620,261        (224,359)
Swedish Krona...............................................  8/12/99      1,434,929     1,347,622         (87,307)
Swiss Franc.................................................  8/12/99        480,773       452,489         (28,284)
                                                                          ----------    ----------      ----------
TOTAL LONG CONTRACTS........................................              $7,956,547    $7,641,354      ($ 315,193)
                                                                          ==========    ==========      ==========

                       See notes to financial statements.

GOVERNOR FUNDS
INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
ASSET BACKED SECURITIES (6.1%):
Banks (3.8%):
$ 7,000,000 Case Equipment Loan Trust,
              5.77%, 8/15/05, Series
              1999-A, Class A4............  $  6,908,125
  5,000,000 Mellon Bank, 6.02%, 11/25/13,
              Series 1999-1, Class A-2....     4,930,950
                                            ------------
                                              11,839,075
                                            ------------
Financial Services (2.3%):
  7,000,000 Discover Card Master Trust I,
              5.90%, 10/15/04.............     6,920,200
                                            ------------
    Total Asset Backed Securities.........    18,759,275
                                            ------------
CORPORATE BONDS (17.0%):
Banks (2.0%):
  6,000,000 First of America Bank, 7.75%,
              7/15/04.....................     6,307,500
                                            ------------
Broadcasting/Cable (1.8%):
  6,000,000 Comcast Cable, 6.20%,
              11/15/08....................     5,610,000
                                            ------------
Financial Services (8.2%):
  5,000,000 Ford Motor Credit Co., 5.80%,
              1/12/09.....................     4,568,750
  8,000,000 Household Financial Corp.,
              6.00%, 5/1/04...............     7,760,000
  8,000,000 Lehman Brothers Holding Co.,
              7.25%, 10/15/03.............     8,000,000
  5,000,000 Merrill Lynch & Co., 5.71%,
              1/15/02, MTN................     4,931,250
                                            ------------
                                              25,260,000
                                            ------------
Industrials (2.0%):
  6,000,000 Coca-Cola Put Asset Trust,
              6.00%, 3/15/01(b)...........     5,970,000
                                            ------------
Retail (1.5%):
  5,000,000 Lowes Companies, Inc., 6.50%,
              3/15/29(b)..................     4,475,000
                                            ------------
Transportation & Shipping (1.5%):
  5,000,000 CSX Corp., 6.80%, 12/1/28,
              MTN.........................     4,500,000
                                            ------------
    Total Corporate Bonds.................    52,122,500
                                            ------------
U.S. GOVERNMENT AGENCY SECURITIES (14.1%):
Federal Home Loan Bank (5.4%):
 12,000,000 5.125%, 4/17/01...............    11,878,800
  5,000,000 6.30%, 6/3/09.................     4,905,900
                                            ------------
                                              16,784,700
                                            ------------

 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Freddie Mac (3.9%):
$ 5,000,000 5.50%, 5/15/02................  $  4,948,750
  7,000,000 5.75%, 7/15/03................     6,918,100
                                            ------------
                                              11,866,850
                                            ------------
Fannie Mae (4.8%):
  7,000,000 6.00% 1/14/05, MTN............     6,890,100
  5,000,000 6.23%, 7/21/08, MTN...........     4,806,100
  3,000,000 6.25%, 5/15/29................     2,846,250
                                            ------------
                                              14,542,450
                                            ------------
    Total U.S. Government Agency
      Securities..........................    43,194,000
                                            ------------
U.S. GOVERNMENT AGENCY/MORTGAGE BACKED SECURITIES
  (23.2%):
Fannie Mae (13.8%):
  7,197,774 7.00%, 12/1/11, Pool
              #313224.....................     7,221,382
  9,907,900 6.50%, 4/1/19, Pool #
              252386......................     9,615,518
  6,725,846 6.50%, 7/1/28, Pool #437799...     6,498,580
  9,680,848 6.50%, 1/1/29, Pool #456669...     9,352,184
  9,332,960 7.00%, 2/1/29, Pool #481890...     9,231,977
                                            ------------
                                              41,919,641
                                            ------------
Freddie Mac (9.4%):
  9,957,653 5.50%, 4/1/14, Gold, Pool #
              E76204......................     9,428,205
 10,000,000 6.00%, 5/15/21, Class PD,
              Series 2104.................     9,768,100
 10,000,000 6.00%, 1/15/24, Class PE,
              Series 2137.................     9,499,000
                                            ------------
                                              28,695,305
                                            ------------
    Total U.S. Government Agency/Mortgage
        Backed Securities.................    70,614,946
                                            ------------
U.S. GOVERNMENT GUARANTEED/MORTGAGE BACKED SECURITIES
  (12.2%):
Government National Mortgage Association (12.2%):
  6,753,034 6.25%, 3/20/22, Class B,
              Series 1998-7...............     6,631,817
  5,123,609 7.50%, 2/20/28, Pool #2549....     5,151,481
  4,147,637 6.75%, 5/15/28, Pool
              #474256.....................     4,044,319
  6,182,784 7.00%, 7/20/28, Pool #2616....     6,085,405
  7,625,586 6.50%, 8/20/28, Pool #2630....     7,314,157

                                   Continued

GOVERNOR FUNDS
INTERMEDIATE TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
U.S. GOVERNMENT GUARANTEED/MORTGAGE BACKED SECURITIES,
  CONTINUED:
Government National Mortgage Association, Continued:
$    15,071 6.25%, 10/15/28, Pool
              #484545.....................  $     14,298
  8,232,587 7.00%, 12/15/28, Pool
              #426720.....................     8,129,269
                                            ------------
    Total U.S. Government Guaranteed/
        Mortgage Backed Securities........    37,370,746
                                            ------------
U.S. TREASURY SECURITIES (20.5%):
U.S. Treasury Bonds (12.0%):
 10,000,000 11.625%, 11/15/02.............    11,752,900
  5,000,000 8.125%, 5/15/21...............     6,071,650
  8,000,000 6.125%, 11/15/27..............     7,935,680
 12,000,000 5.25%, 2/15/29................    10,767,000
                                            ------------
                                              36,527,230
                                            ------------
U.S. Treasury Notes (8.5%):
 10,000,000 7.75%, 2/15/01................    10,351,900
  5,000,000 5.75%, 8/15/03................     4,987,400
  5,000,000 5.25%, 5/15/04................     4,916,500
  6,000,000 5.50%, 5/15/09................     5,870,700
                                            ------------
                                              26,126,500
                                            ------------
    Total U.S. Treasury Securities            62,653,730
                                            ------------

 SHARES OR
 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
INVESTMENT COMPANY SECURITIES (6.5%):
  5,448,252 Federated Government
              Obligation Fund.............  $  5,448,252
 14,090,375 Federated Prime Obligation
              Fund........................    14,090,375
    429,103 Federated Treasury Fund.......       429,103
        173 Governor Prime Money Market
              Fund........................           173
        895 Governor U.S. Treasury
              Obligations Money Market
              Fund........................           895
                                            ------------
    Total Investment Company Securities       19,968,798
                                            ------------
DAILY SWEEP VEHICLE (0.0%):
        133 Bank of New York Cash Sweep...           133
                                            ------------
    Total Daily Sweep Vehicle                        133
                                            ------------
    Total Investments
      (Cost $312,560,526)(a)--99.6%.......   304,684,128
    Other assets in excess of
liabilities -- 0.4%.......................     1,296,397
                                            ------------
    TOTAL NET ASSETS -- 100.0%............  $305,980,525
                                            ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $   228,778
         Unrealized depreciation.........................   (8,105,176)
                                                           -----------
         Net unrealized depreciation.....................  $(7,876,398)
                                                           ===========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

MTN  -- Medium Term Note

                       See notes to financial statements.

GOVERNOR FUNDS
LIMITED DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
U.S. TREASURY SECURITIES (56.2%):
U.S. Treasury Notes (56.2%):
$9,000,000 5.38%, 1/31/00................  $ 9,017,190
10,000,000 7.50%, 11/15/01...............   10,404,401
10,000,000 5.25%, 5/15/04................    9,833,000
                                           -----------
    Total U.S. Treasury Securities.......   29,254,591
                                           -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (9.8%):
Private Export Funding Company (9.8%):
 4,000,000 7.90%, 3/31/00................    4,055,000
 1,000,000 8.40%, 7/31/01................    1,046,250
                                           -----------
    Total U.S. Government Guaranteed
        Securities.......................    5,101,250
                                           -----------
U.S. GOVERNMENT AGENCY/MORTGAGE BACKED SECURITIES
(4.5%):
Fannie Mae (0.0%):
        12 10.00%, 10/1/00...............           13
                                           -----------
Freddie Mac (4.5%):
 2,177,613 9.00%, 4/1/16.................    2,325,277
                                           -----------
    Total U.S. Government Agency/Mortgage
        Backed Securities................    2,325,290
                                           -----------
U.S. GOVERNMENT AGENCY SECURITIES (3.9%):
Fannie Mae (3.9%):
 2,000,000 8.55%, 8/30/99................    2,009,820
                                           -----------
    Total U.S. Government Agency
        Securities.......................    2,009,820
                                           -----------
U.S. GOVERNMENT GUARANTEED/MORTGAGE BACKED SECURITIES
(2.1%):
Government National Mortgage Association (2.1%):
   112,653 8.50%, 2/15/17, Pool
             #203632.....................      118,812
    37,860 8.50%, 4/15/17, Pool
             #189291.....................       39,942
   348,544 8.50%, 7/15/21, Pool
             #307983.....................      367,714
   228,915 8.50%, 7/15/21, Pool
             #306066.....................      241,505
   332,577 8.50%, 1/15/23, Pool
             #341948.....................      350,453
                                           -----------
    Total U.S. Government
  Guaranteed/Mortgage
        Backed Securities................
                                             1,118,426
                                           -----------

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
INVESTMENT COMPANY SECURITIES (0.2%):
   105,262 Federated Government
             Obligation Fund.............      105,262
                                           -----------
    Total Investment Company
        Securities.......................      105,262
                                           -----------
REPURCHASE AGREEMENTS (22.8%):
$8,749,000 Lehman Brothers, dated
             6/30/99, 4.83%, matures
             7/1/99, Proceeds at maturity
             $8,750,174 (Collateralized
             by $9,345,000 Freddie Mac,
             6.50%, 1/15/28, Market Value
             = $8,926,775)...............    8,749,000
 3,094,000 Merrill Lynch Securities,
             Inc., dated 6/30/99, 4.70%,
             matures 7/1/99, Proceeds at
             maturity $3,094,404
             (Collateralized by
             18,130,000 Freddie Mac,
             0.00%, 12/11/25, Market
             Value = $3,156,614).........    3,094,000
                                           -----------
    Total Repurchase Agreements..........   11,843,000
                                           -----------
    Total Investments
      (Cost $51,985,819)(a)--99.5%.......   51,757,639
    Other assets in excess of
  liabilities--0.5%......................      283,208
                                           -----------
    TOTAL NET ASSETS--100.0%.............  $52,040,847
                                           ===========

---------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $     71,032
         Unrealized depreciation.........................      (299,212)
                                                           ------------
         Net unrealized depreciation.....................  $   (228,180)
                                                           ============

                       See notes to financial statements.

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS (92.3%):
Pennsylvania (92.3%):
$1,330,000   Berks County, Pennsylvania Municipal Authority, 7.10%,
               5/15/22, Prerefunded 5/15/04 @ 100, FGIC..................  $  1,479,625
 1,000,000   Bethlehem, Pennsylvania Area School District, Series A,
               6.50%, 9/1/00, AMBAC......................................     1,031,250
 2,065,000   Bethlehem, Pennsylvania Water Authority, Series A, 6.30%,
               11/15/15, Prerefunded 11/15/02 @ 100, MBIA................     2,194,063
 2,080,000   Blair County, Pennsylvania Hospital Health Care Bond, 5.30%,
               8/15/17, Callable 8/15/07 @ 102, MBIA.....................     2,061,800
 4,815,000   Central Dauphin, Pennsylvania School District, 5.13%,
               12/1/14, MBIA.............................................     4,754,813
 1,900,000   Central Dauphin, Pennsylvania School District, 6.00%,
               6/1/01....................................................     1,964,125
 2,010,000   Crawford Central School District, 5.00%, 2/15/13, Callable
               2/15/2009 @ 100, FGIC.....................................     1,959,750
   250,000   Dauphin County, Pennsylvania General Authority Health
               Center, Tressler Lutheran Services, Series A, 5.90%,
               1/1/00....................................................       252,250
 1,000,000   Hempfield, Pennsylvania School District, Lancaster County,
               6.40%, 8/15/05, Prerefunded 8/15/02 @ 100, FGIC...........     1,058,750
 3,780,000   Lancaster County, Pennsylvania Solid Waste Management
               Authority, 5.25%, 12/15/07, AMBAC.........................     3,850,875
 4,085,000   Lower Merion Township, Pennsylvania Area School District,
               5.125%, 5/15/13, Callable 5/15/08 @ 100...................     4,069,681
 4,000,000   Lycoming County, Pennsylvania College Revenue Authority,
               Pennsylvania College of Technology, 5.40%, 11/1/08,
               Callable 5/1/03 @ 100, AMBAC..............................     4,065,000
   500,000   Lycoming County, Pennsylvania Hospital Authority, Series B,
               7.40%, 7/1/99.............................................       500,000
 1,000,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.00%, 9/1/01..........................     1,032,500
 2,155,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.90%, 10/15/06, Callable 10/15/01 @
               102, MBIA.................................................     2,324,706
 3,000,000   Pennsylvania Intergovernmental Cooperation Authority, 5.00%,
               6/15/09, FGIC.............................................     2,996,250
 4,000,000   Pennsylvania Intergovernmental Cooperation Authority, 5.25%,
               6/15/10, FGIC.............................................     4,060,000
 1,375,000   Pennsylvania State Higher Education Assistance Agency,
               Student Loan Revenue, Series A, 6.80%, 12/1/00, FGIC......     1,428,281
   575,000   Pennsylvania State Higher Education Facilities Authority,
               5.90%, 8/15/00, MBIA......................................       588,656
 1,000,000   Pennsylvania State Higher Education Facilities Authority,
               Drexel University, 7.00%, 5/1/02, Prerefunded 5/1/00 @
               100, MBIA.................................................     1,027,960
 3,775,000   Pennsylvania State Higher Education Facilities Authority,
               Series A, 5.35%, 1/1/08, Callable 1/1/06 @ 101............     3,779,719
   145,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A, 6.875%, 7/1/99,
               MBIA......................................................       145,000
 1,425,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A, 5.90%, 8/15/00.....     1,457,063
 2,000,000   Pennsylvania State Higher Education, Duquesne University,
               Series A, 7.00%, 4/1/10, Callable 4/1/01 @ 100, MBIA......     2,077,500
 1,500,000   Pennsylvania State Industrial Development Authority Revenue,
               Economic Development, 5.00%, 7/1/00, AMBAC................     1,522,350
 1,250,000   Pennsylvania State Industrial Development Authority Revenue,
               Economic Development, Series A, 7.00%, 1/1/11, Prerefunded
               7/1/01 @ 102..............................................     1,342,188
 1,655,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.75%, 2/15/14,
               Callable 2/15/08 @ 100, FGIC..............................     1,566,044
 1,735,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.80%, 2/15/15,
               Callable 2/15/08 @ 100, FGIC..............................     1,637,406

                                   Continued

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, Continued:
$1,820,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.85%, 2/15/16,
               Callable 2/15/08 @ 100, FGIC..............................  $  1,717,625
 5,000,000   Pennsylvania State Turnpike Common Oil Franchise Tax
               Revenue, Series A, 5.50%, 12/1/12, Prerefunded 12/1/04 @
               102, AMBAC................................................     5,318,750
 5,000,000   Pennsylvania State Turnpike Common Oil Franchise Tax
               Revenue, Series B, 5.25%, 12/1/14, Callable 12/1/08 @ 101,
               AMBAC.....................................................     4,975,000
 1,000,000   Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00,......     1,036,250
 1,000,000   Pennsylvania State, Second Series, 5.00%, 11/15/02, AMBAC...     1,023,750
 1,000,000   Philadelphia, Pennsylvania Gas Works, 14th Series, 5.50%,
               7/1/04, FSA...............................................     1,042,500
 7,160,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority Revenue, Series A, 5.00%, 5/15/11,
               Callable 5/15/08 @ 101....................................     6,900,449
 1,000,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority, Children's Hospital, Series A,
               6.50%, 2/15/21, Prerefunded 2/15/02 @ 102.................     1,072,500
 1,520,000   Philadelphia, Pennsylvania School District, Series B, 5.50%,
               9/1/15, Prerefunded 9/1/05 @ 102, AMBAC...................     1,615,000
 5,480,000   Philadelphia, Pennsylvania School District, Series B, 5.50%,
               9/1/15, AMBAC.............................................     5,562,200
 2,000,000   Philadelphia, Pennsylvania Water & Wastewater Revenue,
               5.00%, 6/15/02, FSA.......................................     2,037,500
 1,000,000   Philadelphia, Pennsylvania Water & Wastewater Revenue,
               6.25%, 8/1/02, MBIA.......................................     1,055,000
 3,500,000   Philadelphia, Pennsylvania Water & Wastewater Revenue,
               Series A, 5.00%, 8/1/13, Callable 8/1/7 @ 102, AMBAC......     3,412,500
 1,000,000   Philadelphia, Pennsylvania, 5.00%, 5/15/02, FGIC............     1,018,750
 5,310,000   Pittsburgh, Pennsylvania, Series A, 5.50%, 9/1/14, AMBAC....     5,462,663
 1,700,000   Sayre, Pennsylvania Health Care Facilities Authority, Series
               A, 6.60%, 3/1/01, AMBAC...................................     1,763,750
 1,850,000   York County, Pennsylvania Industrial Development Authority,
               6.25%, 7/1/02.............................................     1,933,250
                                                                           ------------
                                                                            103,175,042
                                                                           ------------
    Total Municipal Bonds................................................   103,175,042
                                                                           ------------
U.S. GOVERNMENT AGENCY SECURITIES (4.6%):
Fannie Mae (4.6%):
 5,000,000   6.80%, 1/10/03..............................................     5,118,900
                                                                           ------------
    Total U.S. Government Agency Securities..............................     5,118,900
                                                                           ------------

                                   Continued

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1999

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
U.S. TREASURY SECURITIES (1.7%):
U.S. Treasury Note (1.7%):
$2,000,000   5.50%, 5/15/09..............................................  $  1,956,900
                                                                           ------------
    Total U.S. Treasury Securities.......................................     1,956,900
                                                                           ------------
INVESTMENT COMPANY SECURITIES (2.3%):
 2,604,266   Federated Pennsylvania Municipal Cash Fund..................     2,604,266
                                                                           ------------
    Total Investment Company Securities..................................     2,604,266
                                                                           ------------
    Total Investments (Cost $114,306,939) (a)--100.9%....................   112,855,108
    Liabilities in excess of other assets--(0.9)%........................      (962,267)
                                                                           ------------
    TOTAL NET ASSETS--100.0%.............................................  $111,892,841
                                                                           ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $    734,721
         Unrealized depreciation.........................    (2,186,552)
                                                           ------------
         Net unrealized depreciation.....................  $ (1,451,831)
                                                           ============

AMBAC  -- AMBAC Indemnity Corp.
FGIC   -- Insured by the Financial Guaranty Insurance Corp.
MBIA   -- Insured by the Municipal Bond Insurance Assoc.
FSA    -- Financial Security Assurance Corp.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE CONSERVATIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

                                   SECURITY                             MARKET
SHARES                           DESCRIPTION                            VALUE
------   ------------------------------------------------------------  --------
AFFILIATED MUTUAL FUNDS (100.7%)
EQUITY FUNDS (37.5%)
1,245    Governor Aggressive Growth Fund.............................  $ 14,964
1,932    Governor Established Growth Fund............................    30,688
1,002    Governor International Equity Fund..........................    10,606
                                                                       --------
                                                                         56,258
                                                                       --------
FIXED INCOME FUNDS (58.2%)
3,717    Governor Intermediate Term Income Fund......................    35,273
5,311    Governor Limited Duration Government Securities Fund........    52,210
                                                                       --------
                                                                         87,483
                                                                       --------
MONEY MARKET FUNDS (5.0%)
7,495    Governor U.S. Treasury Obligations Money Market Fund........     7,495
                                                                       --------
  Total Affiliated Mutual Funds......................................   151,236
                                                                       --------
  Total Investments (Cost $149,987)(a)--100.7%.......................   151,236
  Liabilities in excess of other assets--(0.7)%......................    (1,117)
                                                                       --------
  TOTAL NET ASSETS--100.0%...........................................  $150,119
                                                                       ========

---------------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.............................  $ 2,443
         Unrealized depreciation.............................   (1,194)
                                                               -------
         Net Unrealized appreciation.........................  $ 1,249
                                                               =======

                       See notes to financial statements

GOVERNOR FUNDS
LIFESTYLE MODERATE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

                                   SECURITY                             MARKET
SHARES                           DESCRIPTION                            VALUE
------   ------------------------------------------------------------  --------
AFFILIATED MUTUAL FUNDS (100.2%)
EQUITY FUNDS (59.0%)
3,221    Governor Aggressive Growth Fund.............................  $ 38,716
6,033    Governor Established Growth Fund............................    95,805
3,180    Governor International Equity Fund..........................    33,680
                                                                       --------
                                                                        168,201
                                                                       --------
FIXED INCOME FUNDS (38.3%)
5,696    Governor Intermediate Term Income Fund......................    54,059
5,610    Governor Limited Duration Government Securities Fund........    55,148
                                                                       --------
                                                                        109,207
                                                                       --------
MONEY MARKET FUNDS (2.9%)
8,324    Governor U.S. Treasury Obligations Money Market Fund........     8,324
                                                                       --------
  Total Affiliated Mutual Funds......................................   285,732
                                                                       --------
  Total Investments (Cost $277,270)(a)--100.2%.......................   285,732
  Liabilities in excess of other assets--(0.2)%......................      (690)
                                                                       --------
  TOTAL NET ASSETS--100.0%...........................................  $285,042
                                                                       ========

---------------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation............................  $ 10,697
         Unrealized depreciation............................    (2,235)
                                                              --------
         Net Unrealized appreciation........................  $  8,462
                                                              ========

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

                                   SECURITY                             MARKET
SHARES                           DESCRIPTION                            VALUE
------   ------------------------------------------------------------  --------
AFFILIATED MUTUAL FUNDS (100.2%)
EQUITY FUNDS (76.7%)
3,244    Governor Aggressive Growth Fund.............................  $ 38,996
1,410    Governor Emerging Growth Fund...............................    16,894
4,759    Governor Established Growth Fund............................    75,580
3,361    Governor International Equity Fund..........................    35,593
                                                                       --------
                                                                        167,063
                                                                       --------
FIXED INCOME FUNDS (21.6%)
2,771    Governor Intermediate Term Income Fund......................    26,300
2,102    Governor Limited Duration Government Securities Fund........    20,661
                                                                       --------
                                                                         46,961
                                                                       --------
MONEY MARKET FUNDS (1.9%)
4,161    Governor U.S. Treasury Obligations Money Market Fund........     4,161
                                                                       --------
  Total Affiliated Mutual Funds......................................   218,185
                                                                       --------
  Total Investments (Cost $207,506)(a)--100.2%.......................   218,185
  Liabilities in excess of other assets--(0.2)%......................      (373)
                                                                       --------
  TOTAL NET ASSETS--100.0%...........................................  $217,812
                                                                       ========

---------------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation............................  $ 11,792
         Unrealized depreciation............................    (1,113)
                                                              --------
         Net Unrealized appreciation........................  $ 10,679
                                                              ========

                       See notes to financial statements.

GOVERNOR FUNDS
U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

  SHARES
    OR
PRINCIPAL                              SECURITY                             AMORTIZED
  AMOUNT                             DESCRIPTION                              COST
----------   ------------------------------------------------------------  -----------
U.S. TREASURY SECURITIES (51.0%):
U.S. Treasury Bill (25.5%):
$5,000,000   4.12%, 7/15/99..............................................  $ 4,991,989
                                                                           -----------
U.S. Treasury Note (25.5%):
 5,000,000   6.875%, 8/31/99.............................................    5,016,711
                                                                           -----------
  Total U.S. Treasury Securities.........................................   10,008,700
                                                                           -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (20.9%):
Private Export Funding Company (20.9%):
 4,000,000   7.90%, 3/31/00..............................................    4,081,635
                                                                           -----------
  Total U.S. Government Guaranteed Securities............................    4,081,635
                                                                           -----------
INVESTMENT COMPANY SECURITIES (0.0%):
       620   Federated Treasury Fund.....................................          620
                                                                           -----------
  Total Investment Company Securities....................................          620
                                                                           -----------
U.S. TREASURY SECURITY COLLATERALIZED REPURCHASE AGREEMENTS (27.5%):
   376,000   Lehman Brothers, dated 6/30/99, 4.70%, matures 7/1/99,
               Proceeds at maturity $376,049 (Collateralized by $390,000
               U.S. Treasury Bond, 6.125%, 11/15/27, Market Value =
               $386,040).................................................      376,000
 5,000,000   Merrill Lynch Securities, Inc., dated 6/30/99, 4.70%,
               matures 7/1/99, Proceeds at maturity $5,000,653
               (Collateralized by $5,110,000 U.S. Treasury Note, 4.50%,
               9/30/00, Market Value = $5,103,613).......................    5,000,000
                                                                           -----------
  Total U.S. Treasury Security Collateralized Repurchase Agreements......    5,376,000
                                                                           -----------
  Total Investments (Amortized Cost $19,466,955)(a)--99.4%...............   19,466,955
  Other assets in excess of liabilities--0.6%............................      107,988
                                                                           -----------
  TOTAL NET ASSETS--100.0%...............................................  $19,574,943
                                                                           ===========

---------------
(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

GOVERNOR FUNDS
PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999

  SHARES
    OR
 PRINCIPAL              SECURITY             AMORTIZED
  AMOUNT              DESCRIPTION               COST
-----------   ----------------------------  ------------
COMMERCIAL PAPER (39.6%):
Agriculture (4.6%):
$12,000,000   Cargil, 4.82%, 7/8/99.......  $ 11,988,753
                                            ------------
Banks (9.1%):
 12,000,000   Allied Signal, 4.84%,
                7/13/99...................    11,980,641
 12,000,000   Zions Bancorp, 5.05%,
                7/15/99...................    11,976,433
                                            ------------
                                              23,957,074
                                            ------------
Entertainment (3.8%):
 10,000,000   Walt Disney Corp., 5.00%,
                7/13/99...................     9,983,333
                                            ------------
Financial Services (3.8%):
 10,000,000   Cooper River Fund, 5.15%,
                7/14/99...................     9,981,403
                                            ------------
Oil & Gas (4.6%):
 12,000,000   Motiva Enterprises, 4.89%,
                7/21/99...................    11,967,400
                                            ------------
Photography (4.6%):
 12,000,000   Eastman Kodak, 4.78%,
                7/16/99...................    11,976,100
                                            ------------
Telecommunications (9.1%):
 12,000,000   Bellsouth
                Telecommunications, 4.83%,
                7/13/99...................    11,980,680
                                            ------------
 12,000,000   Lucent Technologies, 4.95%,
                7/27/99...................    11,957,100
                                            ------------
                                              23,937,780
                                            ------------
  Total Commercial Paper..................   103,791,843
                                            ------------
CORPORATE BONDS (18.7%):
Banking & Financial Services (8.4%):
 10,000,000   Goldman Sachs & Co.*,
                5.125%, 7/14/99...........    10,011,214
 12,000,000   JP Morgan Co.*, 4.9%,
                7/6/99....................    11,997,923
                                            ------------
                                              22,009,137
                                            ------------
Banks (3.8%):
 10,000,000   American Express Corp.*,
                4.95%, 7/27/99............    10,000,000
                                            ------------
Beverages (3.8%):
 10,000,000   Anheuser Busch, Inc.*,
                4.90%, 6/16/00............     9,994,323
                                            ------------

  SHARES
    OR
 PRINCIPAL              SECURITY             AMORTIZED
  AMOUNT              DESCRIPTION               COST
-----------   ----------------------------  ------------
CORPORATE BONDS, CONTINUED:
Retail (2.7%):
$ 7,000,000   Lowe's Companies, Inc.,
                6.95%, 2/15/00............  $  7,073,448
                                            ------------
  Total Corporate Bonds...................    49,076,908
                                            ------------
U.S. GOVERNMENT AGENCY SECURITIES (1.9%):
Student Loan Marketing Association
  (Sallie Mae) (1.9%):
  5,000,000   Sallie Mae*, 5.01%,
                7/12/99...................     5,000,000
                                            ------------
  Total U.S. Government Agency
Securities................................     5,000,000
                                            ------------
INVESTMENT COMPANY SECURITIES (0.0%):
     99,833   Federated Treasury Fund.....        99,833
                                            ------------
  Total Investment Company Securities.....        99,833
                                            ------------
U.S. GOVERNMENT AGENCY SECURITY COLLATERALIZED
  REPURCHASE AGREEMENTS (40.0%):
 63,860,000   Lehman Brothers, dated
                6/30/99, 4.88%, matures
                7/1/99, Proceeds at
                maturity $63,868,657
                (Collateralized by
                $139,829,250 U.S.
                Government Agencies, 0.00%
                - 3.29%, 7/25/26 -
                5/16/29, Market Value =
                $65,137,442)..............    63,860,000
 41,012,000   Merrill Lynch Securities,
                Inc., dated 6/30/99,
                4.70%, matures 7/1/99,
                Proceed at maturity
                $41,017,354
                (Collateralized by
                $142,195,000 Freddie Mac,
                0.00%, 11/24/14 - 1/26/18,
                Market Value =
                $41,833,361)..............    41,012,000
                                            ------------
  Total U.S. Government Agency Security
    Collateralized Repurchase
Agreements................................   104,872,000
                                            ------------
  Total Investments (Amortized Cost
    $262,840,584)(a)--100.2%..............   262,840,584
  Liabilities in excess of other
assets--(0.2)%............................      (594,377)
                                            ------------
  TOTAL NET ASSETS--100.0%................  $262,246,207
                                            ============

---------------
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Denotes variable rate security. Rate presented represents rate in effect on June 30, 1999. Maturity date reflects next rate change date.

                       See notes to financial statements.

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999

1.   ORGANIZATION:

     The Governor Funds (the "Trust") was organized on September 3, 1998 as a successor to the KeyPremier Funds of The Sessions Group which was organized as an Ohio business trust on April 25, 1988. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares that are units of beneficial interest, without par value. The Trust offers shares of the following series for which Governors Group Advisors, Inc., a wholly owned subsidiary of Keystone Financial, Inc., serves as investment advisor: the Established Growth Fund, the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate Term Income Fund, the Limited Duration Government Securities Fund, the Pennsylvania Municipal Bond Fund, the Lifestyle Conservative Growth Fund, the Lifestyle Moderate Growth Fund, the Lifestyle Growth Fund, the U.S. Treasury Obligations Money Market Fund, and the Prime Money Market Fund (collectively, the "Funds" and individually, a "Fund").

     The Prime Money Market Fund is authorized to issue two classes of shares:
     Investor Shares and S Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

     The Funds' investment objectives are as follows:

           FUND                                                 OBJECTIVE
           ----                                                 ---------
           Established Growth Fund                              Growth of capital with some current
                                                                income as a secondary objective
           Aggressive Growth Fund                               Growth of capital
           Emerging Growth Fund                                 Long-term growth of capital
           International Equity Fund                            Capital appreciation
           Intermediate Term Income Fund                        Current income with long-term growth of
                                                                capital as a secondary objective
           Limited Duration Government Securities Fund          Current income with preservation of
                                                                capital as a secondary objective
           Pennsylvania Municipal Bond Fund                     Income which is exempt from federal
                                                                income tax and Pennsylvania state income
                                                                tax and preservation of capital
           Lifestyle Conservative Growth Fund                   Capital appreciation and income
           Lifestyle Moderate Growth Fund                       Capital appreciation with income as a
                                                                secondary objective
           Lifestyle Growth Fund                                Capital appreciation

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

           FUND                                                 OBJECTIVE
           ----                                                 ---------
           U.S. Treasury Obligations Money Market Fund          Current income with liquidity and
                                                                stability of principal
           Prime Money Market Fund                              Current income with liquidity and
                                                                stability of principal

2.   REORGANIZATION:

     The Trust entered an Agreement and Plan of Reorganization whereby each KeyPremier Fund (each a series of the Sessions Group) was reorganized as a separate series of the Governor Funds, a Delaware business trust registered as an investment company under the 1940 Act. As part of the reorganization, on January 30, 1999, the KeyPremier Established Growth Fund, KeyPremier Aggressive Growth Fund, KeyPremier Emerging Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Limited Duration Government Securities Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier U.S. Treasury Obligations Money Market Fund and KeyPremier Prime Money Market Fund transferred all of their assets and liabilities with approximate values of $261,937,433, $129,317,216, $8,985,038, $309,362,173,
     $48,422,386, $115,922,921, $22,055,955 and $ 239,003,116, respectively, in exchange for an equal number of shares of the Governor Established Growth Fund, Governor Aggressive Growth Fund, Governor Emerging Growth Fund, Governor Intermediate Term Income Fund, Governor Limited Duration Government Securities Fund, Governor Pennsylvania Municipal Bond Fund, Governor U.S. Treasury Obligations Money Market Fund and Governor Prime Money Market Fund, respectively. Net unrealized appreciation/(depreciation) on investment securities included in the above amounts were $144,262,288, $39,572,737, $647,274, $3,565,552, ($12,570), $3,064,957, $0 and $0,
     respectively. The accompanying statements of operations, statements of changes in net assets and financial highlights for these funds represent the historical operations of the KeyPremier Funds for periods prior to January 30, 1999.

3.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

        SECURITIES VALUATION:

        Investments of the U.S. Treasury Obligations Money Market Fund and Prime Money Market Fund (collectively, "the money market funds"), are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, each of the money market funds may not a) purchase any

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

        instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Intermediate Term Income Fund, Limited Duration Government Securities Fund, and Pennsylvania Municipal Bond Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Trust's Board of Trustees, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which Governors Group Advisors, Inc. or the Funds' sub-advisors, Martindale Andres & Company, Inc. and Brinson Partners, Inc., deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

        FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

        The portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

        FUTURES CONTRACTS:

        The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Intermediate Term Income Fund and Pennsylvania Municipal Bond Fund (the Portfolios) may invest in long or short futures contracts for hedging purposes, to increase total return (i.e. for speculative purposes) or to maintain liquidity. The Portfolios bear the risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of the specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts. The Portfolios did not have any open futures contracts for the year ended June 30, 1999.

        FORWARD CURRENCY CONTRACTS:

        A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. Activity in forward currency contracts during the year ended June 30, 1999 was primarily for purposes of hedging exposure to foreign currency fluctuations between trade date and settlement date related to security transactions.

        DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the money market funds. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Intermediate Term Income, Limited Duration Government Securities, and Pennsylvania Municipal Bond Funds.

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

        Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Established Growth, Aggressive Growth, Lifestyle Conservative Growth, Lifestyle Moderate Growth, and Lifestyle Growth Funds. Dividends from net investment income are declared and paid semi-annually and distributable net realized capital gains, if any, are declared and distributed annually for the Emerging Growth Fund. Dividends from net investment income are declared and paid annually and distributable net realized capital gains, if any, are declared and distributed annually for the International Equity Fund.

        The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund are reclassified as an offset to capital in the accompanying statements of assets and liabilities.

        As of June 30, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                  ACCUMULATED UNDISTRIBUTED     ACCUMULATED NET REALIZED
                                    NET INVESTMENT INCOME      GAIN/(LOSS) ON INVESTMENTS
                                  -------------------------    --------------------------
Established Growth Fund.........          $    (12)                    $      12
Aggressive Growth Fund..........           163,944                      (245,328)
Emerging Growth Fund............            48,364                       (48,364)
International Equity Fund.......            73,277                       (73,277)
Intermediate Term Income Fund...                26                           (26)
Limited Duration Government
  Securities Fund...............                 3                            (3)
Lifestyle Growth Fund...........                63                           (12)

        FEDERAL INCOME TAXES:

        It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investments companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

        Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending June 30, 2000:

                                                                     CAPITAL LOSS
            FUND                                                       DEFERRED
            ----                                                     ------------
            Intermediate Term Income Fund..........................   $6,310,198
            Limited Duration Government Securities Fund............      555,902
            U.S. Treasury Obligations Money Market Fund............           25
            Prime Money Market Fund................................          451

        ORGANIZATION COSTS:

        All expenses incurred in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund, except for the Emerging Growth Fund. Such expenses, except those of the Emerging Growth Fund, are amortized over a period of five years commencing with the date of the initial public offering.

        On June 30, 1998 the Trust adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods.

        Accordingly, costs incurred in connection with the organization of the Emerging Growth Fund, International Equity Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund were expensed as incurred and are included in "Other Expenses" in the accompanying Statements of Operations.

        OTHER:

        The Funds may maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended June 30, 1999, custodian fees and expenses and expenses paid by third parties were increased by the following amount for the following Funds:


            Aggressive Growth Fund.................................   $      392
            Limited Duration Government Securities Fund............        1,573
            U.S. Treasury Obligations Money Market Fund............        1,369
            Prime Money Market Fund................................        3,634

        There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the period ended June 30, 1999, are as follows:

                                                   PURCHASES         SALES
                                                  ------------    ------------
Established Growth Fund.........................  $  5,148,702    $ 38,321,277
Aggressive Growth Fund..........................    20,629,200      29,056,500
Emerging Growth Fund............................    11,114,579       3,440,314
International Equity Fund.......................    42,297,028       6,131,406
Intermediate Term Income Fund...................   434,080,788     417,436,255
Limited Duration Government Securities Fund.....   142,830,598     132,401,455
Pennsylvania Municipal Bond Fund................   105,038,920      99,358,550
Lifestyle Conservative Growth Fund..............       143,321             835
Lifestyle Moderate Growth Fund..................       276,862           8,108
Lifestyle Growth Fund...........................       203,633             299

5.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Governors Group Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of Keystone Financial, Inc. The Advisor entered into a Sub-Advisory Agreement with Martindale Andres & Company, Inc., also a wholly owned subsidiary of Keystone Financial, Inc., for each of the Funds other than the International Equity Fund. The Advisor has also entered into a Sub-Advisory Agreement with Brinson Partners, Inc., a wholly owned subsidiary of UBS AG, for the International Equity Fund. Under the terms of the investment advisory agreement, Governors Group Advisors, Inc. is entitled to receive fees from the Funds based on a percentage of the average net assets of each Fund. Fees payable under the Sub-Advisory Agreements are borne by the Advisor, and not by the Funds.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS", or the "Distributor"), an Ohio limited partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     Governors Group Advisors, Inc. serves the Funds as co-administrator, and BISYS Ohio and BISYS serve the Funds as co-administrator and distributor, respectively. Pursuant to the management and administration agreement, the Funds pay BISYS and Governors Group Advisors, Inc. a monthly fee for their services at an annual rate of 0.15% of the aggregate average daily net assets of the Funds except for the Lifestyle Funds. BISYS Services serves the Funds as transfer agent and mutual fund accountant. BISYS Services voluntarily waived or reimbursed the Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund $21,767, $21,914 and $21,781, respectively.

     The Trust has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Martindale Andres & Company, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

     beneficial or record owners of a Fund. The compensation, which is paid monthly, under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of each of the Funds.

     The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (the "12b-1 Plan") pursuant to which the Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund (collectively, the "Lifestyle Funds") are authorized to reimburse the Distributor. Amounts paid to the Distributor under the 12b-1 Plan may be used by the Distributor to pay securities broker-dealers or other financial intermediaries for providing personal services to shareholders of the Lifestyle Funds, including responding to inquiries, providing information to shareholders about their Lifestyle Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. Under the 12b-1 Plan, each Lifestyle Fund may reimburse the Distributor at an annual rate of up to 0.50% of the average daily net assets of each Lifestyle Fund.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1999, BISYS received $227,912 from commissions earned on sales of shares of the variable net asset value funds, of which $4,249 was reallowed to broker-dealers affiliated with Keystone Financial, Inc.

     Certain officers and trustees of the Trust are affiliated with BISYS and the Advisor. The Funds make no direct payments to these affiliated officers and trustees.

     Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as secretary of the Trust.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

     Information regarding these transactions is as follows for the year ended June 30, 1999:

                                                                                             INTERMEDIATE
                                       ESTABLISHED   AGGRESSIVE   EMERGING   INTERNATIONAL       TERM
                                         GROWTH        GROWTH      GROWTH       EQUITY          INCOME
                                          FUND          FUND        FUND         FUND            FUND
                                       -----------   ----------   --------   -------------   -------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of average
  net assets)........................       0.75%         1.00%      1.25%         0.75%           0.60%
Voluntary fee reductions.............   $513,293      $444,537    $85,064      $122,287        $890,336
ADMINISTRATION FEES:
Annual fee before voluntary fee
  reductions (percentage of average
  net assets)........................       0.15%         0.15%      0.15%         0.15%           0.15%
Voluntary fee reductions.............   $ 36,696      $ 18,184    $ 1,290      $  5,035        $ 44,983
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of average
  net assets)........................       0.25%         0.25%      0.25%         0.25%           0.25%
Voluntary fee reductions.............   $144,496      $ 73,388    $12,219      $     --        $308,223

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

                                  LIMITED DURATION   PENNSYLVANIA    LIFESTYLE     LIFESTYLE
                                     GOVERNMENT       MUNICIPAL     CONSERVATIVE   MODERATE    LIFESTYLE
                                     SECURITIES          BOND          GROWTH       GROWTH      GROWTH
                                        FUND             FUND           FUND         FUND        FUND
                                  ----------------   ------------   ------------   ---------   ---------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)...........          0.60%            0.60%        0.25%         0.25%       0.25%
Voluntary fee reductions........      $124,719         $345,784        $   3         $  12       $   4
ADMINISTRATION FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)...........          0.15%            0.15%          --            --          --
Voluntary fee reductions........      $  7,612         $ 17,193        $  --         $  --       $  --
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)...........          0.25%            0.25%        0.25%         0.25%       0.25%
Voluntary fee reductions........      $ 49,563         $120,042        $  59         $ 156       $ 108
12B-1 FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)...........            --               --         0.50%         0.50%       0.50%
Voluntary fee reductions........      $     --         $     --        $  --         $  --       $  --

                                                             U.S. TREASURY
                                                              OBLIGATIONS       PRIME
                                                             MONEY MARKET    MONEY MARKET
                                                                 FUND            FUND
                                                             -------------   ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions (percentage of
  average net assets)......................................        0.40%           0.40%
Voluntary fee reductions...................................     $43,582        $506,054
ADMINISTRATION FEES:
Annual fee before voluntary fee reductions (percentage of
  average net assets)......................................        0.15%           0.15%
Voluntary fee reductions...................................     $ 3,152        $ 39,270
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee reductions (percentage of
  average net assets)......................................        0.25%           0.25%
Voluntary fee reductions...................................     $25,170        $223,470

                                   Continued

GOVERNOR FUNDS

                                 JUNE 30, 1999

6.   CAPITAL SHARE TRANSACTIONS:

     Capital share transactions for those Funds with multiple share classes were as follows:

                                                             PRIME MONEY MARKET FUND
                                                          ------------------------------
                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 1999    JUNE 30, 1998
                                                          -------------    -------------
CAPITAL AND SHARE TRANSACTIONS:
Investor Shares:
Proceeds from shares issued.............................   538,446,396      394,707,150
Dividends reinvested....................................     1,410,478          919,724
Cost of shares redeemed.................................  (496,155,628)    (273,616,855)
                                                          ------------     ------------
Total...................................................    43,701,246      122,010,019
                                                          ------------     ------------
S Shares:
Proceeds from shares issued.............................     1,059,052               --
Dividends reinvested....................................            --               --
Cost of shares redeemed.................................      (373,975)              --
                                                          ------------     ------------
Total...................................................       685,077               --
                                                          ------------     ------------

7.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the taxable year ended June 30, 1999, a portion of income dividends paid by the following funds qualify for the dividends received deduction available to corporations:

                                                              QUALIFIED DIVIDEND INCOME
                                                              -------------------------
Established Growth Fund.....................................              95.95%
Aggressive Growth Fund......................................              22.60%

Exempt-interest dividends are as follows for the year ended
  June 30, 1999:
Pennsylvania Municipal Bond Fund............................         $5,264,358

     During the year ended June 30, 1999, the following Funds paid long-term capital gain distributions (amounts in thousands):

Established Growth Fund.....................................    $6,180,780
Aggressive Growth Fund......................................     4,572,481
Intermediate Term Income Fund...............................     1,695,260
Limited Duration Government Securities Fund.................        13,862
Pennsylvania Municipal Bond Fund............................       735,831

     As of June 30, 1999, for federal income tax purposes, the following funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                                              AMOUNT     EXPIRES
                                                              -------    -------
Limited Duration Government Securities Fund.................  $67,802     2007
U.S. Treasury Obligations Money Market Fund.................      594     2007
Prime Money Market Fund.....................................      489     2007

GOVERNOR FUNDS

                                 JUNE 30, 1999

8.   CONCENTRATION OF CREDIT RISK:

     The Pennsylvania Municipal Bond Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations issued by the state of Pennsylvania and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of Pennsylvania.

     The Pennsylvania Municipal Bond Fund had the following concentrations by sector at June 30, 1999 (as a percentage of total investments): Insured 60.4%, Prerefunded 16.5%, Revenue 12.8%, General Obligation 1.7%, U.S. Government Agency 4.5%, U.S. Treasury 1.7%, Investment Company/Cash 2.3%.

9. VOTING RESULTS OF A SPECIAL MEETING OF THE KEYPREMIER FUND SHAREHOLDERS (UNAUDITED):

     A Special Meeting of Shareholders of the KeyPremier Funds (the "Meeting") was held on January 15, 1999 to approve an Agreement and Plan of Reorganization whereby each KeyPremier Fund (each a series of The Sessions Group) would be reorganized as a separate series of Governor Funds, a Delaware business trust registered as an investment company under the 1940 Act ("Governor"). The proposal was approved by the following votes:

FUND NAME                                        VOTES IN FAVOR   VOTES AGAINST   VOTES ABSTAINED
---------                                        --------------   -------------   ---------------
Aggressive Growth Fund.........................    10,740,106          49,955          181,040
Established Growth Fund........................    16,035,088         218,433          211,058
Emerging Growth Fund...........................       750,220               0               50
Intermediate Term Income Fund..................    25,006,728         172,350          606,529
Pennsylvania Municipal Bond Fund...............     9,788,163         235,535           28,342
Limited Duration Government Securities Fund....     2,946,938          14,608          207,577
U.S. Treasury Obligations Money Market Fund....    16,060,901         270,580                0
Prime Money Market Fund........................   200,985,032       1,479,020        4,699,301

     As of January 30, 1999, the assets and liabilities of the KeyPremier Funds were acquired by Governor in exchange for investor shares of the acquiring series of Governor, which shares were constructively distributed to KeyPremier Fund shareholders.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                              ESTABLISHED GROWTH FUND
                                                      ----------------------------------------
                                                       FOR THE       FOR THE        FOR THE
                                                      YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                       JUNE 30,      JUNE 30,       JUNE 30,
                                                         1999          1998         1997(a)
                                                      ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $  14.06      $  11.13       $  10.00
                                                       --------      --------       --------
INVESTMENT ACTIVITIES:
  Net investment income.............................       0.06          0.10           0.08
  Net realized and unrealized gain on investments...       2.16          2.99           1.13
                                                       --------      --------       --------
     Total from Investment Activities...............       2.22          3.09           1.21
                                                       --------      --------       --------
DISTRIBUTIONS FROM:
  Net investment income.............................      (0.06)        (0.10)         (0.08)
  Net realized gains................................      (0.34)        (0.06)            --
                                                       --------      --------       --------
     Total Distributions............................      (0.40)        (0.16)         (0.08)
                                                       --------      --------       --------
  Net change in net asset value per share...........       1.82          2.93           1.13
                                                       --------      --------       --------
NET ASSET VALUE, END OF PERIOD......................   $  15.88      $  14.06       $  11.13
                                                       ========      ========       ========
Total Return (excluding sales charge)...............      16.20%        27.92%         12.20%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).........   $260,437      $258,812       $190,914
Ratio of expenses to average net assets.............       0.91%         0.71%          0.44%(c)
Ratio of net investment income to average net
  assets............................................       0.42%         0.77%          1.39%(c)
Ratio of expenses to average net assets*............       1.19%         1.06%          1.01%(c)
Ratio of net investment income to average net
  assets*...........................................       0.14%         0.42%          0.82%(c)
Portfolio Turnover..................................          2%            6%             1%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was December 2, 1996.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                             AGGRESSIVE GROWTH FUND
                                                   ------------------------------------------
                                                    FOR THE         FOR THE        FOR THE
                                                   YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                    JUNE 30,        JUNE 30,       JUNE 30,
                                                      1999            1998         1997(a)
                                                   ----------      ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  11.41        $  10.24       $  10.00
                                                    --------        --------       --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)...................      (0.01)          (0.01)          0.01
  Net realized and unrealized gain on
     investments.................................       1.00            1.30           0.24
                                                    --------        --------       --------
     Total from Investment Activities............       0.99            1.29           0.25
                                                    --------        --------       --------
DISTRIBUTIONS FROM:
  Net investment income..........................         --              --          (0.01)
  In excess of net investment income.............      (0.01)             --             --
  Net realized gains.............................      (0.37)          (0.12)            --
                                                    --------        --------       --------
     Total Distributions.........................      (0.38)          (0.12)         (0.01)
                                                    --------        --------       --------
  Net change in net asset value per share........       0.61            1.17           0.24
                                                    --------        --------       --------
NET ASSET VALUE, END OF PERIOD...................   $  12.02        $  11.41       $  10.24
                                                    ========        ========       ========
Total Return (excluding sales charge)............       9.24%          12.72%          2.52%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands)......   $139,512        $135,612       $105,258
Ratio of expenses to average net assets..........       1.04%           0.83%          0.66%(c)
Ratio of net investment income (loss) to average
  net assets.....................................      (0.05%)         (0.09%)         0.28%(c)
Ratio of expenses to average net assets*.........       1.47%           1.33%          1.35%(c)
Ratio of net investment income (loss) to average
  net assets*....................................      (0.48%)         (0.59%)        (0.41%)(c)
Portfolio Turnover...............................         18%              8%             2%

---------------

* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 3, 1997.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                EMERGING GROWTH FUND
                                                                --------------------
                                                                      FOR THE
                                                                     YEAR ENDED
                                                                      JUNE 30,
                                                                      1999(a)
                                                                --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $10.00
                                                                       ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................               --
  Net realized and unrealized gain on investments...........             2.07
                                                                       ------
     Total from Investment Activities.......................             2.07
                                                                       ------
DISTRIBUTIONS FROM:
  Net investment income.....................................            (0.06)
  Net realized gains........................................            (0.03)
                                                                       ------
     Total Distributions....................................            (0.09)
                                                                       ------
  Net change in net asset value per share...................             1.98
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $11.98
                                                                       ======
Total Return (excluding sales charge).......................            20.74%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................           $9,927
Ratio of expenses to average net assets.....................             1.41%
Ratio of net investment income (loss) to average net
  assets....................................................            (0.02%)
Ratio of expenses to average net assets*....................             2.60%
Ratio of net investment income (loss) to average net
  assets*...................................................            (1.21%)
Portfolio Turnover..........................................               53%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1998.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                    INTERNATIONAL
                                                                     EQUITY FUND
                                                                ----------------------
                                                                       FOR THE
                                                                     PERIOD ENDED
                                                                       JUNE 30,
                                                                       1999(a)
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $ 10.00
                                                                       -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................              0.11
  Net realized and unrealized gain on investments...........              0.48
                                                                       -------
       Total from Investment Activities.....................              0.59
                                                                       -------
DISTRIBUTIONS FROM:
  Net investment income.....................................                --
  Net realized gains........................................                --
                                                                       -------
       Total Distributions..................................                --
                                                                       -------
  Net change in net asset value per share...................              0.59
                                                                       -------
NET ASSET VALUE, END OF PERIOD..............................           $ 10.59
                                                                       =======
Total Return (excluding sales charge).......................              5.90%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................           $39,506
Ratio of expenses to average net assets.....................              0.98%(c)
Ratio of net investment income to average net assets........              2.80%(c)
Ratio of expenses to average net assets*....................              1.86%(c)
Ratio of net investment income to average net assets*.......              1.92%(c)
Portfolio Turnover..........................................                17%

---------------

* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 9, 1999.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                             INTERMEDIATE TERM INCOME FUND
                                                        ----------------------------------------
                                                         FOR THE       FOR THE        FOR THE
                                                        YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                         JUNE 30,      JUNE 30,       JUNE 30,
                                                           1999          1998         1997(a)
                                                        ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $  10.10      $   9.77       $  10.00
                                                         --------      --------       --------
INVESTMENT ACTIVITIES:
  Net investment income...............................       0.59          0.62           0.36
  Net realized and unrealized gain (loss) on
     investments......................................      (0.50)         0.33          (0.23)
                                                         --------      --------       --------
     Total from Investment Activities.................       0.09          0.95           0.13
                                                         --------      --------       --------
DISTRIBUTIONS FROM:
  Net investment income...............................      (0.59)        (0.62)         (0.36)
  Net realized gains..................................      (0.11)           --             --
                                                         --------      --------       --------
     Total Distributions..............................      (0.70)        (0.62)         (0.36)
                                                         --------      --------       --------
  Net change in net asset value per share.............      (0.61)         0.33          (0.23)
                                                         --------      --------       --------
NET ASSET VALUE, END OF PERIOD........................   $   9.49      $  10.10       $   9.77
                                                         ========      ========       ========
Total Return (excluding sales charge).................       0.82%         9.95%          1.40%(b)

RATIO/SUPPLEMENTAL DATA:
Net assets, at end of year (in thousands).............   $305,981      $275,565       $207,859
Ratio of expenses to average net assets...............       0.56%         0.57%          0.37%(c)
Ratio of net investment income to average net
  assets..............................................       5.97%         6.27%          6.45%(c)
Ratio of expenses to average net assets*..............       0.98%         0.92%          0.84%(c)
Ratio of net investment income to average net
  assets*.............................................       5.55%         5.92%          5.98%(c)
Portfolio Turnover....................................        149%          218%           329%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was December 2, 1996.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                   LIMITED DURATION
                                                              GOVERNMENT SECURITIES FUND
                                                              --------------------------
                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  1999         1998(a)
                                                              ------------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  9.96        $ 10.00
                                                                -------        -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................       0.54           0.56
  Net realized and unrealized gain (loss) on investments....      (0.13)         (0.04)
                                                                -------        -------
       Total from Investment Activities.....................       0.41           0.52
                                                                -------        -------
DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.54)         (0.56)
  Net realized gains........................................         --             --
                                                                -------        -------
       Total Distributions..................................      (0.54)         (0.56)
                                                                -------        -------
  Net change in net asset value per share...................      (0.13)         (0.04)
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $  9.83        $  9.96
                                                                =======        =======
Total Return (excluding sales charge).......................       4.25%          5.39%
RATIO/SUPPLEMENTAL DATA:
Net assets, at end of year (in thousands)...................    $52,041        $29,360
Ratio of expenses to average net assets.....................       0.59%          0.65%
Ratio of net investment income to average net assets........       5.51%          5.58%
Ratio of expenses to average net assets*....................       1.03%          1.18%
Ratio of net investment income to average net assets*.......       5.07%          5.05%
Portfolio Turnover..........................................        519%           482%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1997.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                            PENNSYLVANIA MUNICIPAL BOND FUND
                                                        ----------------------------------------
                                                         FOR THE       FOR THE        FOR THE
                                                        YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                         JUNE 30,      JUNE 30,       JUNE 30,
                                                           1999          1998         1997(a)
                                                        ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $  10.39      $  10.29       $  10.21
                                                         --------      --------       --------
INVESTMENT ACTIVITIES:
  Net investment income...............................       0.47          0.49           0.34
  Net realized and unrealized gain (loss) on
     investments......................................      (0.26)         0.11           0.06
                                                         --------      --------       --------
     Total from Investment Activities.................       0.21          0.60           0.40
                                                         --------      --------       --------
DISTRIBUTIONS FROM:
  Net investment income...............................      (0.48)        (0.50)         (0.32)
  Net realized gains..................................      (0.07)           --             --
                                                         --------      --------       --------
     Total Distributions..............................      (0.55)        (0.50)         (0.32)
                                                         --------      --------       --------
  Net change in net asset value per share.............      (0.34)         0.10           0.08
                                                         --------      --------       --------
NET ASSET VALUE, END OF PERIOD........................   $  10.05      $  10.39       $  10.29
                                                         ========      ========       ========
Total Return (excluding sales charge).................       1.94%         5.89%          3.98%(b)

RATIO/SUPPLEMENTAL DATA:
Net assets, at end of year (in thousands).............   $111,893      $118,685       $123,194
Ratio of expenses to average net assets...............       0.59%         0.58%          0.37%(c)
Ratio of net investment income to average net
  assets..............................................       4.45%         4.65%          4.46%(c)
Ratio of expenses to average net assets*..............       1.00%         0.92%          0.86%(c)
Ratio of net investment income to average net
  assets*.............................................       4.04%         4.31%          3.97%(c)
Portfolio Turnover....................................         90%           62%            98%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was October 1, 1996.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                LIFESTYLE CONSERVATIVE
                                                                     GROWTH FUND
                                                                ----------------------
                                                                       FOR THE
                                                                     PERIOD ENDED
                                                                       JUNE 30,
                                                                       1999(a)
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $ 10.00
                                                                       -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................              0.07
                                                                       -------
  Net realized and unrealized gain on investments...........              0.15
                                                                       -------
       Total from Investment Activities.....................              0.22
                                                                       -------
DISTRIBUTIONS FROM:
  Net investment income.....................................             (0.07)
  Net realized gains........................................                --
                                                                       -------
       Total Distributions..................................             (0.07)
                                                                       -------
  Net change in net asset value per share...................              0.15
                                                                       -------
NET ASSET VALUE, END OF PERIOD..............................           $ 10.15
                                                                       =======
Total Return (excluding sales charge).......................              2.21%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................           $   150
Ratio of expenses to average net assets.....................              1.79%(c)
Ratio of net investment income to average net assets........              2.57%(c)
Ratio of expenses to average net assets*....................             92.41%(c)
Ratio of net investment income (loss) to average net
  assets*...................................................            (88.05%)(c)
Portfolio Turnover..........................................                 2%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 3, 1999.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                  LIFESTYLE MODERATE
                                                                     GROWTH FUND
                                                                ----------------------
                                                                       FOR THE
                                                                     PERIOD ENDED
                                                                       JUNE 30,
                                                                       1999(a)
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $ 10.00
                                                                       -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................              0.04
  Net realized and unrealized gain on investments...........              0.56
                                                                       -------
       Total from Investment Activities.....................              0.60
                                                                       -------
DISTRIBUTIONS FROM:
  Net investment income.....................................             (0.04)
  Net realized gains........................................                --
                                                                       -------
       Total Distributions..................................             (0.04)
                                                                       -------
Net change in net asset value per share.....................              0.56
                                                                       -------
NET ASSET VALUE, END OF PERIOD..............................           $ 10.56
                                                                       =======
Total Return (excluding sales charge).......................              6.02%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................           $   285
Ratio of expenses to average net assets.....................              1.76%(c)
Ratio of net investment income to average net assets........              1.17%(c)
Ratio of expenses to average net assets*....................             36.79%(c)
Ratio of net investment income (loss) to average net
  assets*...................................................            (33.86%)(c)
Portfolio Turnover..........................................                 6%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 4, 1999.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                LIFESTYLE GROWTH FUND
                                                                ----------------------
                                                                       FOR THE
                                                                     PERIOD ENDED
                                                                       JUNE 30,
                                                                       1999(a)
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $ 10.00
                                                                       -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................              0.02
  Net realized and unrealized gain on investments...........              0.77
                                                                       -------
       Total from Investment Activities.....................              0.79
                                                                       -------
DISTRIBUTIONS FROM:
  Net investment income.....................................             (0.02)
  Net realized gains........................................                --
                                                                       -------
       Total Distributions..................................             (0.02)
                                                                       -------
  Net change in net asset value per share...................              0.77
                                                                       -------
NET ASSET VALUE, END OF PERIOD..............................           $ 10.77
                                                                       =======
Total Return (excluding sales charge).......................              7.87%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................           $   218
Ratio of expenses to average net assets.....................              1.81%(c)
Ratio of net investment income to average net assets........              0.07%(c)
Ratio of expenses to average net assets*....................             51.10%(c)
Ratio of net investment income (loss) to average net
  assets*...................................................            (49.22%)(c)
Portfolio Turnover..........................................                 0%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 18, 1999.

(b) Not annualized.

(c) Annualized.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                              U.S. TREASURY OBLIGATIONS
                                                                  MONEY MARKET FUND
                                                              --------------------------
                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  1999         1998(a)
                                                              ------------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 1.000        $ 1.000
                                                                -------        -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................      0.042          0.047
  Net realized and unrealized gain on investments...........         --             --
                                                                -------        -------
       Total from Investment Activities.....................      0.042          0.047
                                                                -------        -------
DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.042)        (0.047)
  Net realized gains........................................         --             --
                                                                -------        -------
       Total Distributions..................................     (0.042)        (0.047)
                                                                -------        -------
  Net change in net asset value per share...................         --             --
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $ 1.000        $ 1.000
                                                                =======        =======
Total Return (excluding sales charge).......................       4.28%          4.78%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................    $19,575        $23,520
Ratio of expenses to average net assets.....................       0.72%          0.71%
Ratio of net investment income to average net assets........       4.20%          4.64%
Ratio of expenses to average net assets*....................       1.05%          1.07%
Ratio of net investment income to average net assets*.......       3.87%          4.28%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1997.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                           PRIME MONEY MARKET FUND
                                        -------------------------------------------------------------
                                        INVESTOR SHARES      S SHARES
                                        ---------------    ------------
                                            FOR THE          FOR THE        FOR THE        FOR THE
                                          YEAR ENDED       PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                           JUNE 30,          JUNE 30,       JUNE 30,       JUNE 30,
                                            1999(b)          1999(b)          1998         1997(a)
                                        ---------------    ------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................     $  1.000          $  1.000       $  1.000       $ 1.000
                                           --------          --------       --------       -------
INVESTMENT ACTIVITIES:
  Net investment income...............        0.047             0.008          0.051         0.037
  Net realized and unrealized gain on
     investments......................           --                --             --            --
                                           --------          --------       --------       -------
  Total from Investment Activities....        0.047             0.008          0.051         0.037
                                           --------          --------       --------       -------
DISTRIBUTIONS FROM:
  Net investment income...............       (0.047)           (0.008)        (0.051)       (0.037)
  Net realized gains..................           --                --             --            --
                                           --------          --------       --------       -------
  Total Distributions.................       (0.047)           (0.008)        (0.051)       (0.037)
                                           --------          --------       --------       -------
  Net change in net asset value per
     share............................           --                --             --            --
                                           --------          --------       --------       -------
NET ASSET VALUE, END OF PERIOD........     $  1.000          $  1.000       $  1.000       $ 1.000
                                           ========          ========       ========       =======
Total Return (excluding sales
  charge).............................         4.80%             0.85%(c)       5.19%         3.73%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in
  thousands)..........................     $261,561          $    685       $217,861       $95,850
Ratio of expenses to average net
  assets..............................         0.49%             0.68%(d)       0.48%         0.36%(d)
Ratio of net investment income to
  average net assets..................         4.68%             4.23%(d)       5.14%         5.02%(d)
Ratio of expenses to average net
  assets*.............................         0.80%             0.91%(d)       0.76%         0.70%(d)
Ratio of net investment income to
  average net assets*.................         4.37%             4.00%(d)       4.86%         4.68%(d)

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was October 7, 1996.

(b) Effective April 19, 1999, the Fund designated the existing shares as Investor Shares and commenced the offering of S Shares.

(c) Not annualized.

(d) Annualized.

INDEPENDENT AUDITORS' REPORT
----------------------------

The Shareholders and Board of Trustees of the Governor Funds:

We have audited the accompanying statements of assets and liabilities of the Governor Funds comprised of the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Intermediate Term Income Fund, Limited Duration Government Securities Fund, Pennsylvania Municipal Bond Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund, Lifestyle Growth Fund, U.S. Treasury Obligations Money Market Fund, and Prime Money Market Fund (collectively, the Funds), including the schedules of portfolio investments, as of June 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds comprising the Governor Funds as of June 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
August 13, 1999

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

INVESTMENT ADVISOR
Governors Group Advisors, Inc.
23 Front Street
Harrisburg, PA 17101


SUB-ADVISORS
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, PA 19428


Brinson Partners, Inc.
209 South LaSalle Street
Chicago, IL 60604


DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219



FOR ADDITIONAL INFORMATION CALL:
1-800-766-3960



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